                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)
January 1, 2000

Prospectus
--------------------------------------------------------------------------------


                                                    KEMPER TAX-FREE INCOME FUNDS


                                         Kemper Intermediate Municipal Bond Fund


                                                      Kemper Municipal Bond Fund


                                          Kemper California Tax-Free Income Fund


                                             Kemper Florida Tax-Free Income Fund


                                            Kemper New York Tax-Free Income Fund


                                                Kemper Ohio Tax-Free Income Fund


As with all mutual funds, the Securities and Exchange
Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                             [LOGO] KEMPER FUNDS

HOW THE                      INVESTING IN
FUNDS WORK                   THE FUNDS

  2 Kemper Intermediate       53 Choosing A Share
    Municipal Bond Fund          Class

  8 Kemper Municipal          59 How To Buy Shares
    Bond Fund
                              60 How To Exchange Or
 14 Kemper California            Sell Shares
    Tax-Free Income Fund
                              61 Policies You Should
 20 Kemper Florida Tax-Free      Know About
    Income Fund
                              68 Understanding
 26 Kemper New York              Distributions And
    Tax-Free Income Fund         Taxes

 32 Kemper Ohio Tax-Free
    Income Fund

 38 Other Policies And Risks

 39 Financial Highlights

How The Funds Work


These funds invest mainly in municipal bonds. Each fund follows its own goal.



Two of the funds invest in municipal securities from around the country, and seek income that is free from regular federal income tax. Four of the funds invest in securities from particular states, and seek income that is free from regular federal income tax as well as state and local income tax for investors in that state.



Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

TICKER SYMBOLS  CLASS: A) KIMAX  B) KIMBX  C) KIMCX


Kemper
Intermediate Municipal
Bond Fund
--------------------------------------------------------------------------------


FUND GOAL The fund seeks as high a level of current interest income that is exempt from federal income taxes as is consistent with preservation of capital.



                   2 - Kemper Intermediate Municipal Bond Fund

The Fund's Main Strategy

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax.

The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best income potential, and normally prefer those that cannot be called in before maturity. In making sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements to specific security characteristics and changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they will keep it between three and ten years under normal circumstances. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality.

Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below).

Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.



                   3 - Kemper Intermediate Municipal Bond Fund

The Main Risks Of Investing In The Fund



There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. The fund's focus on intermediate-term bonds may reduce the effect of this risk somewhat, but will not eliminate it. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.


A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may emphasize investments in certain geographic regions or sectors of the municipal market increases this risk, because any factors affecting these regions or sectors could affect a large portion of the fund's securities in a similar manner.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, issuers, credit quality or other matters

o  derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

o securities that rely on third-party insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

o political or legal actions could change the way the fund's dividends are taxed

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------
This fund may be suitable for investors in a moderate to high tax bracket who are seeking tax-free income and can tolerate some risk to their principal.

                   4 - Kemper Intermediate Municipal Bond Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1995       14.08
1996        3.41
1997        7.52
1998        5.24




Best quarter: 5.19%, Q1 1995          YTD return as of 9/30/1999: -1.09%
Worst quarter: -0.95%, Q1 1996


------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1998)
------------------------------------------------------------------------------
                                             Since 12/31/97   Since 11/1/94
                                             1 Year           Life of Class
                                                              A/B/C
------------------------------------------------------------------------------
Class A                                      2.38%            6.80%
------------------------------------------------------------------------------
Class B                                      1.50             6.25
------------------------------------------------------------------------------
Class C                                      4.42             6.70
------------------------------------------------------------------------------
Index                                        6.48             8.98*
------------------------------------------------------------------------------
Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, returns for 1994-1996 would have been lower if operating expenses hadn't been reduced.

*   Since 10/31/94


                   5 - Kemper Intermediate Municipal Bond Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          2.75%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of     None*    4.00%     1.00%
redemption proceeds)
------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.55%    0.55%     0.55%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  0.59     0.63      0.60
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.14     1.93      1.90
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege ("Policies You Should Know About -- Policies about transactions") may be subject to a deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
** Includes cost of shareholder servicing, custody, accounting services and similar expenses, which vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                        1 Year      3 Years      5 Years    10 Years
------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                   $388        $627         $885      $1,623
------------------------------------------------------------------------------
Class B shares                    596         906        1,242       1,860
------------------------------------------------------------------------------
Class C shares                    293         597        1,026       2,222
------------------------------------------------------------------------------

Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                   $388        $627         $885      $1,623
------------------------------------------------------------------------------
Class B shares                    196         606        1,042       1,860
------------------------------------------------------------------------------
Class C shares                    193         597        1,026       2,222
------------------------------------------------------------------------------



                   6 - Kemper Intermediate Municipal Bond Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.55% of its average daily net assets.



FUND MANAGERS

Below are the people who handle the fund's day-to-day management:


Ashton P. Goodfield         Philip G. Condon
Lead Portfolio Manager      o Began investment career
o Began investment career     in 1976
  in 1986                   o Joined the advisor
o Joined the advisor          in 1983
  in 1986                   o Joined the fund team
o Joined the fund team        in 1999
  in 1998


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------
The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

                   7 - Kemper Intermediate Municipal Bond Fund

TICKER SYMBOLS  CLASS: A) KMBAX  B) KMBBX  C) KMBCX



Kemper
Municipal Bond Fund
--------------------------------------------------------------------------------


FUND GOAL The fund seeks as high a level of current interest income that is exempt from federal income taxes as is consistent with preservation of capital.



                         8 - Kemper Municipal Bond Fund

The Fund's Main Strategy

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax.

The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best income potential, and normally prefer those that cannot be called in before maturity. In making sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements to specific security characteristics and changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they will keep it over 15 years under normal circumstances. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES

Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality.

Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below).

Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

                         9 - Kemper Municipal Bond Fund

The Main Risks Of Investing In The Fund


There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may emphasize investments in certain geographic regions or sectors of the municipal market increases this risk, because any factors affecting these regions or sectors could affect a large portion of the fund's securities in a similar manner.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, issuers, credit quality or other matters

o  derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

o securities that rely on third-party insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

o political or legal actions could change the way the fund's dividends are taxed

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Long-term investors seeking tax-free income who can tolerate some risk to their principal may want to consider this fund.


                         10 - Kemper Municipal Bond Fund

Performance


The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1989           11.30
1990            6.66
1991           12.78
1992            8.71
1993            13.2
1994           -5.51
1995           18.33
1996            3.33
1997            9.36
1998            5.76

Best quarter: 7.17%, Q2 1989          YTD return as of 9/30/1999: -2.74%
Worst quarter: -5.35%, Q1 1994


------------------------------------------------------------------------------
                             Since                                Since
                 Since       5/31/94     Since        Since       4/20/76
                 12/31/97    Life of     12/31/93     12/31/88    Life of
                 1 Year      Class B/C   5 Years      10 Years    Class A
------------------------------------------------------------------------------
Class A          1.01%      --           4.99%        7.72%       7.71%
------------------------------------------------------------------------------
Class B          1.94        6.08%      --           --          --
------------------------------------------------------------------------------
Class C          4.88        6.54       --           --          --
------------------------------------------------------------------------------
Index            6.48        7.72        6.22         8.22        *
------------------------------------------------------------------------------
Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.
------------------------------------------------------------------------------

*   The index was not in existence on the date of Class A shares inception.



                         11 - Kemper Municipal Bond Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          4.50%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.41%    0.41%     0.41%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  0.29     0.37      0.39
------------------------------------------------------------------------------
Total Annual Operating Expenses                   0.70     1.53      1.55
------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes cost of shareholder servicing, custody, accounting services and similar expenses, which vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.


Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                   $518        $664         $822      $1,281
------------------------------------------------------------------------------
Class B shares                    556         783        1,034       1,393
------------------------------------------------------------------------------
Class C shares                    258         490          845       1,845

Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                   $518        $664         $822      $1,281
------------------------------------------------------------------------------
Class B shares                    156         483          834       1,393
------------------------------------------------------------------------------
Class C shares                    158         490          845       1,845
------------------------------------------------------------------------------



                         12 - Kemper Municipal Bond Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.41% of its average daily net assets.


[ICON]--------------------------------------------------------------------------
          FUND MANAGERS

Below are the people who handle the fund's day-to-day management:


Philip G. Condon              Matthew J. Caggiano
Co-Lead Portfolio Manager     o Began investment career
o Began investment career       in 1989
  in 1976                     o Joined the advisor
o Joined the advisor in 1983    in 1991
o Joined the fund team        o Joined the fund team
  in 1999                       in 1999

Eleanor R. Brennan
Co-Lead Portfolio Manager
o Began investment career
  in 1990
o Joined the advisor in 1995
o Joined the fund team
  in 1998


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                         13 - Kemper Municipal Bond Fund

TICKER SYMBOLS CLASS: A) KCTAX  B) KCTBX  C) KCTCX

Kemper
California Tax-Free
Income Fund


FUND GOAL The fund seeks a high level of current income that is exempt from California state and federal income taxes.




                   14 - Kemper California Tax-Free Income Fund

The Fund's Main Strategy

The fund normally invests at least 80% of net assets in California municipal securities and other securities whose income is free from regular federal income tax.

The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best income potential, and normally prefer those that cannot be called in before maturity. In making sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements to specific security characteristics and changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they will keep it over 15 years under normal circumstances. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments.



[ICON]--------------------------------------------------------------------------

CREDIT QUALITY POLICIES


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality.

Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below).

Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.



                   15 - Kemper California Tax-Free Income Fund

The Main Risks Of Investing In The Fund


There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may emphasize securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, California residents' high sensitivity to taxes could make it hard to raise taxes in order to meet obligations.


Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o  derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

o securities that rely on third-party insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

o political or legal actions could change the way the fund's dividends are taxed

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may suit California taxpayers who are in a moderate to high tax bracket and are seeking a long-term income investment that generates tax-free income.
--------------------------------------------------------------------------------

                   16 - Kemper California Tax-Free Income Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

     1989           11.48
     1990             6.7
     1991           11.42
     1992            8.25
     1993           12.59
     1994           -5.47
     1995           19.48
     1996            2.98
     1997            8.59
     1998            6.02


Best quarter: 7.72%, Q2 1989          YTD return as of 9/30/1999: -2.55%
Worst quarter: -4.51%, Q1 1994


Average Annual Total Returns (as of 12/31/1998)
------------------------------------------------------------------------------
                             Since                                Since
                 Since       5/31/94     Since        Since       2/17/83
                 12/31/97    Life of     12/31/93     12/31/88    Life of
                 1 Year      Class B/C   5 Years      10 Years    Class A
------------------------------------------------------------------------------
Class A          1.20%      --           5.04%        7.52%       8.65%
------------------------------------------------------------------------------
Class B          2.17        6.20%      --           --          --
------------------------------------------------------------------------------
Class C          5.00        6.39       --           --          --
------------------------------------------------------------------------------
Index            6.48        7.72        6.22         8.22        9.14*
------------------------------------------------------------------------------
Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.
------------------------------------------------------------------------------

*   Since 2/28/83


                   17 - Kemper California Tax-Free Income Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fee Table                                         Class A   Class B  Class C
------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          4.50%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.52%    0.52%     0.52%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  0.31     0.39      0.42
------------------------------------------------------------------------------
Total Annual Operating Expenses                   0.83     1.66      1.69
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes cost of shareholder servicing, custody, accounting services and similar expenses, which vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                  $531        $703          $890      $1,429
------------------------------------------------------------------------------
Class B shares                   569         823         1,102       1,534
------------------------------------------------------------------------------
Class C shares                   272         533           913       1,987
------------------------------------------------------------------------------

Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                  $531        $703          $890      $1,429
------------------------------------------------------------------------------
Class B shares                   169         523           902       1,534
------------------------------------------------------------------------------
Class C shares                   172         533           913       1,987
------------------------------------------------------------------------------



                   18 - Kemper California Tax-Free Income Fund

THE INVESTMENT ADVISOR



The fund's investment advisor is Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.52% of its average daily net assets.



[ICON]--------------------------------------------------------------------------
          FUND MANAGERS

Below are the people who handle the fund's day-to-day management:


Eleanor R. Brennan
Lead Portfolio Manager      Matthew J. Caggiano
o Began investment career   o Began investment career
  in 1990                     in 1989
o Joined the advisor        o Joined the advisor
  in 1995                     in 1991
o Joined the fund team      o Joined the fund team
  in 1999                     in 1999


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                   19 - Kemper California Tax-Free Income Fund

TICKER SYMBOLS CLASS: A) KFLAX  B) KFLBX  C) KFLCX

Kemper
Florida Tax-Free
Income Fund


FUND GOAL The fund seeks a high level of current income that is exempt from federal income taxes.


                    20 - Kemper Florida Tax-Free Income Fund

The Fund's Main Strategy

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax. In addition, the fund invests at least 65% of net assets in Florida municipal securities and other securities that are exempt from the Florida intangibles tax.

The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best income potential, and normally prefer those that cannot be called in before maturity. In making sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements to specific security characteristics and changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they will keep it over 15 years under normal circumstances. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments.




[ICON]--------------------------------------------------------------------------
          CREDIT QUALITY POLICIES


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality.

Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below).

Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.


                    21 - Kemper Florida Tax-Free Income Fund

The Main Risks Of Investing In The Fund



There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may emphasize securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, the state's agricultural, retirement-related or tourism industries could experience cyclical downturns or long-term erosion, hurting the local economy.


Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o  derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

o securities that rely on third-party insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

o political or legal actions could change the way the fund's dividends are taxed

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Florida residents who are looking for tax-free income and can invest for the long term may be interested in this fund.

--------------------------------------------------------------------------------

                    22 - Kemper Florida Tax-Free Income Fund

Performance


The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

     1992            9.11
     1993           13.50
     1994           -3.91
     1995           18.40
     1996            2.70
     1997            8.67
     1998            5.48


Best quarter: 7.08%, Q1 1995          YTD return as of 9/30/1999: -3.56%
Worst quarter: -4.85%, Q1 1994


Average Annual Total Returns (as of 12/31/1998)
------------------------------------------------------------------------------
                                         Since                    Since
                             Since       5/31/94      Since       4/25/91
                             12/31/97    Life of      12/31/93    Life of
                             1 Year      Class B/C    5 Years     Class A
------------------------------------------------------------------------------
Class A                      0.70%      --            5.05%       7.49%
------------------------------------------------------------------------------
Class B                      1.57        6.00%       --          --
------------------------------------------------------------------------------
Class C                      4.64        6.41        --          --
------------------------------------------------------------------------------
Index                        6.48        7.72         6.22        7.87*
------------------------------------------------------------------------------
Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.
------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, returns for 1993 would have been lower if operating expenses hadn't been reduced.

*   Since 4/30/91



                    23 - Kemper Florida Tax-Free Income Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          4.50%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.55%    0.55%     0.55%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  0.38     0.44      0.43
------------------------------------------------------------------------------
Total Annual Operating Expenses                   0.93     1.74      1.73
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes cost of shareholder servicing, custody, accounting services and similar expenses, which vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                   $541        $733         $942      $1,542
------------------------------------------------------------------------------
Class B shares                    577         848        1,144       1,640
------------------------------------------------------------------------------
Class C shares                    276         545          939       2,041
------------------------------------------------------------------------------

Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                   $541        $733         $942      $1,542
------------------------------------------------------------------------------
Class B shares                    177         548          944       1,640
------------------------------------------------------------------------------
Class C shares                    176         545          939       2,041
------------------------------------------------------------------------------



                    24 - Kemper Florida Tax-Free Income Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.55% of its average daily net assets.


FUND MANAGERS


Below are the people who handle the fund's day-to-day management:


Eleanor R. Brennan
Lead Portfolio Manager      Rebecca L. Wilson
o Began investment career   o Began investment career
  in 1990                     in 1986
o Joined the advisor        o Joined the advisor
  in 1995                     in 1986
o Joined the fund team      o Joined the fund team
  in 1998                     in 1999


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                    25 - Kemper Florida Tax-Free Income Fund

TICKER SYMBOLS CLASS: A) KNTAX  B) KNTBX  C) KNTCX

Kemper
New York Tax-Free
Income Fund


FUND GOAL The fund seeks a high level of current income that is exempt from New York state and New York City income taxes and federal income taxes.


                    26 - Kemper New York Tax-Free Income Fund

The Fund's Main Strategy

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax. In addition, the fund invests at least 65% of net assets in New York municipal securities and other securities that are exempt from New York state and New York City income taxes.

The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best income potential, and specific characteristics, such as call features. In making sell decisions, the managers typically weigh a number of factors against each other, from economic outlook and possible interest rate movements to changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio) they will keep it over 15 years under normal circumstances. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments.




[ICON]--------------------------------------------------------------------------
          CREDIT QUALITY POLICIES


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality.

Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below).

Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.


                    27 - Kemper New York Tax-Free Income Fund

The Main Risks Of Investing In The Fund


There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.


A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may emphasize securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such crises before.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o  derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

o securities that rely on third-party insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

o political or legal actions could change the way the fund's dividends are taxed

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may interest New York resident taxpayers who are looking for tax-free income and are investing for the long term.

--------------------------------------------------------------------------------

                    28 - Kemper New York Tax-Free Income Fund

Performance


The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.



------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

     1989           12.01
     1990            5.93
     1991           13.39
     1992            9.43
     1993           12.95
     1994           -4.95
     1995           17.98
     1996            2.54
     1997            8.89
     1998            6.00


Best quarter: 7.17%, Q2 1989          YTD return as of 9/30/1999: -3.45%
Worst quarter: -4.47%, Q1 1994


Average Annual Total Returns (as of 12/31/1998)
------------------------------------------------------------------------------
                             Since                                Since
                 Since       5/31/94     Since        Since       12/31/85
                 12/31/97    Life of     12/31/93     12/31/88    Life of
                 1 Year      Class B/C   5 Years      10 Years    Class A
------------------------------------------------------------------------------
Class A          1.21%      --           4.85%        7.74%       7.40%
------------------------------------------------------------------------------
Class B          2.33        5.90%      --           --          --
------------------------------------------------------------------------------
Class C          5.24        6.23       --           --          --
------------------------------------------------------------------------------
Index            6.48        7.72        6.22         8.22        8.65
------------------------------------------------------------------------------
Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.
------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, returns for 1991 would have been lower if operating expenses hadn't been reduced.



                    29 - Kemper New York Tax-Free Income Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          4.50%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.55%    0.55%     0.55%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  0.35     0.46      0.44
------------------------------------------------------------------------------
Total Annual Operating Expenses                   0.90     1.76      1.74
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes cost of shareholder servicing, custody, accounting services and similar expenses, which vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                   $538        $724         $926      $1,508
------------------------------------------------------------------------------
Class B shares                    579         854        1,154       1,637
------------------------------------------------------------------------------
Class C shares                    277         548          944       2,052
------------------------------------------------------------------------------

Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                   $538        $724         $926      $1,508
------------------------------------------------------------------------------
Class B shares                    179         554          954       1,637
------------------------------------------------------------------------------
Class C shares                    177         548          944       2,052
------------------------------------------------------------------------------


                    30 - Kemper New York Tax-Free Income Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.55% of its average daily net assets.




[ICON]--------------------------------------------------------------------------
          FUND MANAGERS

Below are the people who handle the fund's day-to-day management:

Ashton P. Goodfield
Lead Portfolio Manager      Eleanor R. Brennan
o Began investment career   o Began investment career
  in 1986                     in 1990
o Joined the advisor        o Joined the advisor
  in 1986                     in 1995
o Joined the fund team      o Joined the fund team
  in 1999                     in 1998

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                    31 - Kemper New York Tax-Free Income Fund

TICKER SYMBOLS CLASS: A) KOHAX  B) KOHBX  C) KOHCX

Kemper
Ohio Tax-Free
Income Fund


FUND GOAL The fund seeks a high level of current income that is exempt from Ohio state and federal income taxes.



                      32 - Kemper Ohio Tax-Free Income Fund

The Fund's Main Strategy

The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax. In addition, the fund invests at least 65% of total assets in Ohio municipal securities and other securities that are exempt from Ohio state income taxes.

The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best income potential, and normally prefer those that cannot be called in before maturity. In making sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements to specific security characteristics and changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they will keep it over 15 years under normal circumstances. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments.



[ICON---------------------------------------------------------------------------
          CREDIT QUALITY POLICIES


Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality.

Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below).

Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.


                      33 - Kemper Ohio Tax-Free Income Fund

The Main Risks Of Investing In The Fund


There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.


A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may emphasize securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, the state's manufacturing or agricultural industries could experience cyclical downturns or long-term erosion, hurting the local economy.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o  derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

o securities that rely on third-party insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates

o political or legal actions could change the way the fund's dividends are taxed

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund is designed for Ohio investors in moderate to high tax brackets who are looking for a long-term investment that seeks to offer tax-free income.

--------------------------------------------------------------------------------

                      34 - Kemper Ohio Tax-Free Income Fund

Performance


The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

     1994           -3.67
     1995           18.37
     1996            3.14
     1997            8.74
     1998            5.85


Best quarter: 7.37%, Q4 1995          YTD return as of 9/30/1999: -2.22%
Worst quarter: -5.03%, Q1 1994


------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1998)
------------------------------------------------------------------------------
                                         Since                    Since
                             Since       5/31/94      Since       3/22/93
                             12/31/97    Life of      12/31/93    Life of
                             1 Year      Class B/C    5 Years     Class A
------------------------------------------------------------------------------
Class A                      1.09%      --            5.27%       6.29%
------------------------------------------------------------------------------
Class B                      2.11        6.32%       --          --
------------------------------------------------------------------------------
Class C                      5.02        6.67        --          --
------------------------------------------------------------------------------
Index                        6.48        7.72         6.22        6.86*
------------------------------------------------------------------------------
Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges.
------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, returns for 1993-1994 would have been lower if operating expenses hadn't been reduced.

*   Since 3/31/93


                      35 - Kemper Ohio Tax-Free Income Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          4.50%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.55%    0.55%     0.55%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  0.51     0.56      0.59
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.06     1.86      1.89
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes cost of shareholder servicing, custody, accounting services and similar expenses, which vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                   $553        $772       $1,008      $1,686
------------------------------------------------------------------------------
Class B shares                    577         848        1,144       1,707
------------------------------------------------------------------------------
Class C shares                    292         594        1,021       2,212

Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                   $553        $772       $1,008      $1,686
------------------------------------------------------------------------------
Class B shares                    177         548        1,144       1,707
------------------------------------------------------------------------------
Class C shares                    192         594        1,021       2,212
------------------------------------------------------------------------------



                      36 - Kemper Ohio Tax-Free Income Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.55% of its average daily net assets.


[ICON]--------------------------------------------------------------------------
          FUND MANAGERS

Below are the people who handle the fund's day-to-day management:


Eleanor R. Brennan
Lead Portfolio Manager      Rebecca L. Wilson
o Began investment career   o Began investment career
  in 1990                     in 1986
o Joined the advisor        o Joined the advisor
  in 1995                     in 1986
o Joined the fund team      o Joined the fund team
  in 1999                     in 1998


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                      37 - Kemper Ohio Tax-Free Income Fund

Other Policies And Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets in municipal securities for each fund cannot be changed without shareholder approval.


o As a temporary defensive measure, any of these funds could shift up to 100% of assets into investments such as taxable money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.


o Scudder Kemper establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.


Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Year 2000 readiness

Like all mutual funds, these funds could be affected by the inability of some computer systems to recognize the year 2000. Scudder Kemper has a year 2000 readiness program designed to address this problem, and has researched the readiness of suppliers and business partners as well as issuers of securities the funds own. Still, there's some risk that the year 2000 problem could materially affect a fund's operations (such as its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This prospectus doesn't tell you about every policy or risk of investing in a fund. For more information, you may want to request a copy of the SAI (the back cover has additional information on how to do this).

--------------------------------------------------------------------------------

                          38 - Other Policies and Risks

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Kemper Intermediate Municipal Bond Fund



Class A
------------------------------------------------------------------------------
Years ended September 30,           1999     1998     1997     1996   1995(a)
------------------------------------------------------------------------------
Net asset value, beginning of
period                            $10.53   $10.31   $10.06   $10.18    $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income              .42      .45      .46      .46      .45
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.50)      .29      .29    (.04)      .68
------------------------------------------------------------------------------
  Total from investment
  operations                       (.08)      .74      .75      .42     1.13
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .42      .45      .46      .46      .45
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .03      .07      .04      .08       --
------------------------------------------------------------------------------
  Total dividends                    .45      .52      .50      .54      .45
------------------------------------------------------------------------------
Net asset value, end of period    $10.00   $10.53   $10.31   $10.06   $10.18
------------------------------------------------------------------------------
Total return (not annualized) (%)  (.79)     7.34     7.62     4.15    12.08
------------------------------------------------------------------------------
Ratios to average net assets
(annualized)
------------------------------------------------------------------------------
Expenses absorbed by the fund (%)    .96      .96      .96      .92      .55
------------------------------------------------------------------------------
Net investment income (%)           4.15     4.35     4.55     4.45     5.00
------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
------------------------------------------------------------------------------
Expenses (%)                         .96      .96      .96     1.04     1.05
------------------------------------------------------------------------------
Net investment income (%)           4.15     4.35     4.55     4.33     4.50
------------------------------------------------------------------------------

(a) November 1, 1994 to September 30, 1995.


                            39 - Financial Highlights

Class B


------------------------------------------------------------------------------
Years ended September 30,           1999     1998     1997     1996   1995(a)
------------------------------------------------------------------------------
Net asset value, beginning of
period                            $10.52   $10.31   $10.06   $10.18    $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income              .34      .37      .38      .38      .36
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.49)      .28      .29    (.04)      .68
------------------------------------------------------------------------------
  Total from investment
  operations                       (.15)      .65      .67      .34     1.04
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .34      .37      .38      .38      .36
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .03      .07      .04      .08       --
------------------------------------------------------------------------------
  Total dividends                    .37      .44      .42      .46      .36
------------------------------------------------------------------------------
Net asset value, end of period    $10.00   $10.52   $10.31   $10.06   $10.18
------------------------------------------------------------------------------
Total return (not annualized) (%) (1.48)     6.38     6.78     3.34    11.13
------------------------------------------------------------------------------
Ratios to average net assets
(annualized)
------------------------------------------------------------------------------
Expenses absorbed by the fund (%)   1.76     1.76     1.76     1.71     1.42
------------------------------------------------------------------------------
Net investment income (%)           3.35     3.55     3.75     3.66     4.13
------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
------------------------------------------------------------------------------
Expenses (%)                        1.76     1.76     1.76     1.83     1.92
------------------------------------------------------------------------------
Net investment income (%)           3.35     3.55     3.75     3.54     3.63
------------------------------------------------------------------------------

(a) November 1, 1994 to September 30, 1995.



                            40 - Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended September 30,           1999     1998     1997     1996   1995(a)
------------------------------------------------------------------------------
Net asset value, beginning of
period                            $10.53   $10.31   $10.06   $10.19    $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income              .34      .37      .39      .38      .38
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.50)      .29      .29    (.05)      .69
------------------------------------------------------------------------------
  Total from investment
  operations                       (.16)      .66      .68      .33     1.07
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .34      .37      .39      .38      .38
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .03      .07      .04      .08       --
------------------------------------------------------------------------------
  Total dividends                    .37      .44      .43      .46      .38
------------------------------------------------------------------------------
Net asset value, end of period    $10.00   $10.53   $10.31   $10.06   $10.19
------------------------------------------------------------------------------
Total return (not annualized) (%) (1.56)     6.55     6.77     3.26    11.43
------------------------------------------------------------------------------
Ratios to average net assets
(annualized)
------------------------------------------------------------------------------
Expenses absorbed by the fund (%)   1.72     1.73     1.73     1.65     1.28
------------------------------------------------------------------------------
Net investment income (%)           3.39     3.58     3.78     3.72     4.27
------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
------------------------------------------------------------------------------
Expenses (%)                        1.72     1.73     1.73     1.77     1.78
------------------------------------------------------------------------------
Net investment income (%)           3.39     3.58     3.78     3.60     3.77
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended September 30,           1999     1998     1997     1996   1995(a)
------------------------------------------------------------------------------
Net assets at end of year
(in thousands)                    $25,463  25,173   21,889   21,901   16,169
------------------------------------------------------------------------------
Portfolio turnover rate
(annualized) (%)                      30       14       80       80       60
------------------------------------------------------------------------------

(a) November 1, 1994 to September 30, 1995.

Notes for Intermediate Municipal Bond Fund: Scudder Kemper agreed to waive the management fee of the Intermediate Municipal Fund from its inception, November 1, 1994, through April 30, 1995. Thereafter, the management fee was gradually reinstated through April 30, 1996. "Other ratios to average net assets" are computed without the waiver of management fee.

Total return does not reflect the effect of any sales charges.


                            41 - Financial Highlights

Kemper Municipal Bond Fund

Class A


------------------------------------------------------------------------------
Years ended September 30,           1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of
period                            $10.61   $10.46   $10.18   $10.15    $9.69
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income              .48      .52      .54      .55      .55
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.76)      .37      .36      .06      .50
------------------------------------------------------------------------------
  Total from investment
  operations                       (.28)      .89      .90      .61     1.05
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .48      .52      .54      .55      .55
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .25      .22      .08      .03      .04
------------------------------------------------------------------------------
  Total dividends                    .73      .74      .62      .58      .59
------------------------------------------------------------------------------
Net asset value, end of period     $9.60   $10.61   $10.46   $10.18   $10.15
------------------------------------------------------------------------------
Total return (%)                  (2.75)     8.84     9.15     6.00    11.15
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                         .69      .68      .68      .66      .66
------------------------------------------------------------------------------
Net investment income (%)           4.86     4.97     5.29     5.35     5.63
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
Years ended September 30,           1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of
period                            $10.58   $10.44   $10.15   $10.13    $9.67
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income              .40      .43      .45      .46      .46
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.75)      .36      .37      .05      .50
------------------------------------------------------------------------------
  Total from investment
  operations                       (.35)      .79      .82      .51      .96
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .40      .43      .45      .46      .46
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .25      .22      .08      .03      .04
------------------------------------------------------------------------------
  Total dividends                    .65      .65      .53      .49      .50
------------------------------------------------------------------------------
Net asset value, end of period     $9.58   $10.58   $10.44   $10.15   $10.13
------------------------------------------------------------------------------
Total return (not annualized) (%) (3.48)     7.84     8.32     4.97    10.17
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                        1.53     1.52     1.55     1.54     1.55
------------------------------------------------------------------------------
Net investment income (%)           4.02     4.13     4.42     4.47     4.74
------------------------------------------------------------------------------


                            42 - Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended September 30,      1999      1998      1997      1996     1995
------------------------------------------------------------------------------
Net asset value, beginning
of period                   $10.62     $10.47    $10.18    $10.16    $9.69
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income        .40        .43       .46       .46      .47
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)     (.75)        .37       .37       .05      .51
------------------------------------------------------------------------------
  Total from investment
  operations                 (.35)        .80       .83       .51      .98
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income            .40        .43       .46       .46      .47
------------------------------------------------------------------------------
  Distribution from net
  realized gain                .25        .22       .08       .03      .04
------------------------------------------------------------------------------
  Total dividends              .65        .65       .54       .49      .51
------------------------------------------------------------------------------
Net asset value, end of
period                       $9.62     $10.62    $10.47    $10.18   $10.16
------------------------------------------------------------------------------
Total return (not
annualized) (%)             (3.47)       7.93      8.34      4.99    10.32
------------------------------------------------------------------------------
Ratios to average net assets
(annualized)
------------------------------------------------------------------------------
Expenses (%)                  1.54       1.52      1.53      1.51     1.51
------------------------------------------------------------------------------
Net investment income (%)     4.01       4.13      4.44      4.50     4.78
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended September 30,      1999      1998      1997      1996     1995
------------------------------------------------------------------------------
Net assets at end of year
(in thousands)              $2,812,203 3,220,643 3,126,221 3,321,546 3,510,648
------------------------------------------------------------------------------
Portfolio turnover rate (%)     70         65        77        97       86
------------------------------------------------------------------------------

Note for Municipal Bond Fund: Total return does not reflect the effect of any sales charges.



                            43 - Financial Highlights

Kemper California Tax-Free Income Fund

Class A


------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of
year                               $7.65    $7.52    $7.31    $7.35    $7.22
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)       .34      .36      .38      .39      .39
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.41)      .26      .25      .04      .17
------------------------------------------------------------------------------
  Total from investment
  operations                       (.07)      .62      .63      .43      .56
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .34      .36      .38      .39      .39
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .14      .13      .04      .08      .04
------------------------------------------------------------------------------
  Total dividends                    .48      .49      .42      .47      .43
------------------------------------------------------------------------------
Net asset value, end of year       $7.10    $7.65    $7.52    $7.31    $7.35
------------------------------------------------------------------------------
Total return (%)                  (1.07)     8.56     8.78     5.92     8.13
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                         .82      .78      .79      .78      .74
------------------------------------------------------------------------------
Net investment income (%)           4.60     4.82     5.08     5.18     5.53
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of
year                               $7.66    $7.52    $7.32    $7.35    $7.22
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)       .28      .30      .32      .32      .33
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.41)      .27      .24      .05      .17
------------------------------------------------------------------------------
  Total from investment
  operations                       (.13)      .57      .56      .37      .50
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .28      .30      .32      .32      .33
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .14      .13      .04      .08      .04
------------------------------------------------------------------------------
  Total dividends                    .42      .43      .36      .40      .37
------------------------------------------------------------------------------
Net asset value, end of year       $7.11    $7.66    $7.52    $7.32    $7.35
------------------------------------------------------------------------------
Total return (%)                  (1.90)     7.79     7.73     5.16     7.17
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                        1.65     1.63     1.62     1.63     1.60
------------------------------------------------------------------------------
Net investment income (%)           3.75     3.97     4.25     4.33     4.67
------------------------------------------------------------------------------



                            44 - Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended August 31,          1999     1998      1997      1996     1995
------------------------------------------------------------------------------
Net asset value,
beginning of year              $7.60    $7.50     $7.31     $7.34    $7.22
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income
  (loss)                         .28      .30       .32       .32      .33
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)       (.41)      .23       .23       .05      .16
------------------------------------------------------------------------------
  Total from investment
  operations                   (.13)      .53       .55       .37      .49
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income              .28      .30       .32       .32      .33
------------------------------------------------------------------------------
  Distribution from net
  realized gain                  .14      .13       .04       .08      .04
------------------------------------------------------------------------------
  Total dividends                .42      .43       .36       .40      .37
------------------------------------------------------------------------------
Net asset value, end of year   $7.05    $7.60     $7.50     $7.31    $7.34
------------------------------------------------------------------------------
Total return (%)              (1.91)     7.21      7.59      5.15     7.08
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                    1.68     1.62      1.60      1.64     1.56
------------------------------------------------------------------------------
Net investment income (%)       3.71     3.98      4.27      4.32     4.71
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended August 31,         1999      1998      1997      1996     1995
------------------------------------------------------------------------------
Net assets at end of year
(in thousands)               $895,938  1,024,272 1,007,907 1,040,538 1,087,232
------------------------------------------------------------------------------
Portfolio turnover rate (%)      62        61        79       100       69
------------------------------------------------------------------------------

Note for California Tax-Free Income Fund: Total return does not reflect the effect of any sales charges.


                            45 - Financial Highlights

Kemper Florida Tax-Free Income Fund

Class A


------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of
year                              $10.62   $10.42   $10.21   $10.27   $10.11
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)       .47      .49      .51      .52      .53
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.68)      .35      .33      .08      .30
------------------------------------------------------------------------------
  Total from investment
  operations                       (.21)      .84      .84      .60      .83
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .47      .49      .51      .52      .53
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .22      .15      .12      .14      .14
------------------------------------------------------------------------------
  Total dividends                    .69      .64      .63      .66      .67
------------------------------------------------------------------------------
Net asset value, end of year       $9.72   $10.62   $10.42   $10.21   $10.27
------------------------------------------------------------------------------
Total return (%)                  (2.13)     8.27     8.37     5.83     8.62
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                         .88      .85      .83      .84      .80
------------------------------------------------------------------------------
Net investment income (%)           4.57     4.65     4.92     5.00     5.30
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of
year                              $10.60   $10.40   $10.19   $10.26   $10.10
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)       .39      .40      .42      .43      .44
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.67)      .35      .33      .07      .30
------------------------------------------------------------------------------
  Total from investment
  operations                       (.28)      .75      .75      .50      .74
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .39      .40      .42      .43      .44
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .22      .15      .12      .14      .14
------------------------------------------------------------------------------
  Total dividends                    .61      .55      .54      .57      .58
------------------------------------------------------------------------------
Net asset value, end of year       $9.71   $10.60   $10.40   $10.19   $10.26
------------------------------------------------------------------------------
Total return (%)                  (2.85)     7.38     7.48     4.84     7.67
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                        1.69     1.68     1.65     1.68     1.65
------------------------------------------------------------------------------
Net investment income (%)           3.76     3.82     4.10     4.16     4.45
------------------------------------------------------------------------------



                            46 - Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended August 31,             1999     1998     1997     1996     1995
------------------------------------------------------------------------------
Net asset value, beginning of
year                              $10.60  $10.41   $10.20   $10.26   $10.10
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)       .39     .40      .42      .43      .45
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.67)     .34      .33      .08      .30
------------------------------------------------------------------------------
  Total from investment
  operations                       (.28)     .74      .75      .51      .75
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .39     .40      .42      .43      .45
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .22     .15      .12      .14      .14
------------------------------------------------------------------------------
  Total dividends                    .61     .55      .54      .57      .59
------------------------------------------------------------------------------
Net asset value, end of year       $9.71  $10.60   $10.41   $10.20   $10.26
------------------------------------------------------------------------------
Total return (%)                  (2.84)    7.26     7.49     4.97     7.84
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                        1.68    1.69     1.64     1.64     1.52
------------------------------------------------------------------------------
Net investment income (%)           3.76    3.81     4.11     4.20     4.58
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended August 31,          1999     1998      1997      1996     1995
------------------------------------------------------------------------------
Net assets at end of year
(in thousands)                $92,480  107,531   103,845   108,105  117,292
------------------------------------------------------------------------------
Portfolio turnover rate (%)       56       70        87       119       96
------------------------------------------------------------------------------

Note for Florida Tax-Free Income Fund: Total return does not reflect the effect of any sales charges.


                            47 - Financial Highlights

Kemper New York Tax-Free Income Fund

Class A


------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of
year                              $11.11   $10.93   $10.66   $10.80   $10.73
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)       .49      .53      .56      .56      .58
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.63)      .36      .36       --      .20
------------------------------------------------------------------------------
  Total from investment
  operations                       (.14)      .89      .92      .56      .78
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .49      .53      .56      .56      .58
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .26      .18      .09      .14      .13
------------------------------------------------------------------------------
  Total dividends                    .75      .71      .65      .70      .71
------------------------------------------------------------------------------
Net asset value, end of year      $10.22   $11.11   $10.93   $10.66   $10.80
------------------------------------------------------------------------------
Total return (%)                  (1.52)     8.44     8.77     5.26     7.62
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                         .88      .84      .83      .83      .81
------------------------------------------------------------------------------
Net investment income (%)           4.49     4.81     5.15     5.15     5.47
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of
year                              $11.13   $10.94   $10.66   $10.80   $10.73
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)       .39      .44      .47      .47      .48
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.64)      .37      .37       --      .20
------------------------------------------------------------------------------
  Total from investment
  operations                       (.25)      .81      .84      .47      .68
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .39      .44      .47      .47      .48
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .26      .18      .09      .14      .13
------------------------------------------------------------------------------
  Total dividends                    .65      .62      .56      .61      .61
------------------------------------------------------------------------------
Net asset value, end of year      $10.23   $11.13   $10.94   $10.66   $10.80
------------------------------------------------------------------------------
Total return (%)                  (2.44)     7.65     7.96     4.36     6.69
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                        1.73     1.67     1.67     1.69     1.67
------------------------------------------------------------------------------
Net investment income (%)           3.64     3.98     4.31     4.29     4.61
------------------------------------------------------------------------------


                            48 - Financial Highlights

Class C


------------------------------------------------------------------------------
 Years ended August 31,              1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of
year                              $11.10   $10.92   $10.65   $10.79   $10.73
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)       .40      .44      .47      .47      .48
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.63)      .36      .36       --      .19
------------------------------------------------------------------------------
  Total from investment
  operations                       (.23)      .80      .83      .47      .67
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .40      .44      .47      .47      .48
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .26      .18      .09      .14      .13
------------------------------------------------------------------------------
  Total dividends                    .66      .62      .56      .61      .61
------------------------------------------------------------------------------
Net asset value, end of year      $10.21   $11.10   $10.92   $10.65   $10.79
------------------------------------------------------------------------------
Total return (%)                  (2.33)     7.56     7.87     4.38     6.64
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                        1.71     1.67     1.65     1.67     1.62
------------------------------------------------------------------------------
Net investment income (%)           3.65     3.98     4.33     4.31     4.66
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended August 31,            1999     1998     1997     1996      1995
------------------------------------------------------------------------------
Net assets at end of year
(in thousands)                  $253,442 284,320  285,934  302,346   319,477
------------------------------------------------------------------------------
Portfolio turnover rate (%)         69       77       92      104       112
------------------------------------------------------------------------------

Note for New York Tax-Free Income Fund: Total return does not reflect the effect of any sales charges.



                            49 - Financial Highlights

Kemper Ohio Tax-Free Income Fund

Class A


------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of
year                              $10.54   $10.22    $9.93    $9.81    $9.56
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)       .46      .47      .47      .48      .50
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.53)      .39      .32      .12      .25
------------------------------------------------------------------------------
  Total from investment
  operations                       (.07)      .86      .79      .60      .75
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .46      .47      .47      .48      .50
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .04      .07      .03       --       --
------------------------------------------------------------------------------
  Total dividends                    .50      .54      .50      .48      .50
------------------------------------------------------------------------------
Net asset value, end of year       $9.97   $10.54   $10.22    $9.93    $9.81
------------------------------------------------------------------------------
Total return (%)                   (.66)     8.57     8.17     6.16     8.20
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                         .94      .87      .89      .91      .63
------------------------------------------------------------------------------
Net investment income (%)           4.38     4.51     4.69     4.78     5.07
------------------------------------------------------------------------------

Class B

Years ended August 31,              1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of
year                              $10.54   $10.22    $9.93    $9.81    $9.56
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)       .38      .38      .39      .39      .44
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.53)      .39      .32      .12      .25
------------------------------------------------------------------------------
  Total from investment
  operations                       (.15)      .77      .71      .51      .69
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .38      .38      .39      .39      .44
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .04      .07      .03       --       --
------------------------------------------------------------------------------
  Total dividends                    .42      .45      .42      .39      .44
------------------------------------------------------------------------------
Net asset value, end of year       $9.97   $10.54   $10.22    $9.93    $9.81
------------------------------------------------------------------------------
Total return (%)                  (1.55)     7.69     7.29     5.30     7.57
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                        1.74     1.69     1.70     1.73     1.32
------------------------------------------------------------------------------
Net investment income (%)           3.57     3.69     3.88     3.96     4.58
------------------------------------------------------------------------------



                            50 - Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of
year                              $10.54   $10.22    $9.93    $9.81    $9.56
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)       .37      .38      .39      .39      .44
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)           (.53)      .39      .32      .12      .25
------------------------------------------------------------------------------
  Total from investment
  operations                       (.16)      .77      .71      .51      .69
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                  .37      .38      .39      .39      .44
------------------------------------------------------------------------------
  Distribution from net realized
  gain                               .04      .07      .03       --       --
------------------------------------------------------------------------------
  Total dividends                    .41      .45      .42      .39      .44
------------------------------------------------------------------------------
Net asset value, end of year       $9.97   $10.54   $10.22    $9.93    $9.81
------------------------------------------------------------------------------
Total return (%)                  (1.48)     7.70     7.32     5.28     7.56
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                        1.77     1.67     1.68     1.74     1.27
------------------------------------------------------------------------------
Net investment income (%)           3.53     3.71     3.90     3.95     4.63
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
------------------------------------------------------------------------------
Net assets at end of year
(in thousands)                    $44,864  43,841   39,468   37,100   31,450
------------------------------------------------------------------------------
Portfolio turnover rate (%)           29       15       52       86       90
------------------------------------------------------------------------------


Note for Ohio Tax-Free Income Fund: Scudder Kemper Investments, Inc. agreed to temporarily waive and absorb certain operating expenses of the fund for the fiscal year ended August 31, 1995. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased by the following amounts:
0.20% for Class A, 0.43% for Class B and 0.42% for Class C, respectively.

Total return does not reflect the effect of any sales charges.


                            51 - Financial Highlights

Investing in the funds

The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.



You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing A Share Class

In this prospectus, there are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

------------------------------------------------------------------------------
 Classes and features                    Points to help you compare
------------------------------------------------------------------------------

 Class A


 o Sales charges of up to 4.5% (2.75%   o Some investors may be able to
   for Kemper Intermediate Municipal      reduce or eliminate their sales
   Bond Fund), charged when you buy       charges; see next page
   shares
                                        o Total annual operating expenses
 o In most cases, no charges when you     are lower than those for Class B
   sell shares                            or Class C

 o No distribution fee
------------------------------------------------------------------------------


 Class B


 o No charges when you buy shares        o The deferred sales charge rate
                                           falls to zero after six years
 o Deferred sales charge of up to
   4.00%, charged when you sell shares   o Shares automatically convert to
   you bought within the last six years    Class A after six years, which
                                           means lower annual expenses going
 o 0.75% distribution fee                  forward


------------------------------------------------------------------------------

 Class C


 o No charges when you buy shares        o The deferred sales charge rate is
                                           lower, but your shares never
 o Deferred sales charge of 1.00%,         convert to Class A, so annual
   charged when you sell shares you        expenses remain higher
   bought within the last year


 o 0.75% distribution fee
------------------------------------------------------------------------------


                           53 - Choosing A Share Class

Class A shares
Class A shares have a sales charge that varies with the amount you invest:


                           Sales charge    Sales charge as
                            as a % of      a % of your net
Amount of Purchase        offering price   investment*

----------------------------------------------------------
All funds except Intermediate Municipal Bond Fund
----------------------------------------------------------
Less than $100,000            4.50%       4.71%
----------------------------------------------------------
$100,000 but less             3.50        3.63
than $250,000
----------------------------------------------------------
$250,000 but less             2.60        2.67
than $500,000
----------------------------------------------------------
$500,000 but less             2.00        2.04
than $1 million
----------------------------------------------------------
$1 million and over           0.00**      0.00**
----------------------------------------------------------
Intermediate Municipal Bond Fund only
----------------------------------------------------------
Less than $100,000            2.75        2.83
----------------------------------------------------------
$100,000 but less             2.50        2.56
than $250,000
----------------------------------------------------------
$250,000 but less             2.00        2.04
than $500,000
----------------------------------------------------------
$500,000 but less             1.50        1.52
than $1 million
----------------------------------------------------------
$1 million and over           0.00**      0.00**
----------------------------------------------------------

*    Rounded to nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

The offering price includes the sales charge.



                           54 - Choosing A Share Class

You may be able to lower your Class A sales charges if:


o you plan to invest at least $100,000 over the next 24 months ("letter of intent")

o the amount of Kemper funds you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $100,000 ("cumulative discount")

o you are investing a total of $100,000 or more in several Kemper funds at once ("combined purchases")


The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.


                           55 - Choosing A Share Class

You may be able to buy Class A shares without sales charges when you are:

o  reinvesting dividends or distributions


o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.


If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

--------------------------------------------------------------------------------

                           56 - Choosing A Share Class

Class B shares


With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on.


Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares   CDSC on shares you sell
-----------------------------------------------------------
First year                     4.00%
-----------------------------------------------------------
Second or third year           3.00
-----------------------------------------------------------
Fourth or fifth year           2.00
-----------------------------------------------------------
Sixth year                     1.00
-----------------------------------------------------------
Seventh year and later         None (automatic conversion
                               to Class A)
-----------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class B shares can be a logical choice for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.

--------------------------------------------------------------------------------

                           57 - Choosing A Share Class

Class C shares


Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 Plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).


Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:


Year after you bought shares    CDSC on shares you sell
-------------------------------------------------------------
First year                      1.00%
-------------------------------------------------------------
Second year and later           None
-------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.


While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

--------------------------------------------------------------------------------

                           58 - Choosing A Share Class

How To Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."

------------------------------------------------------------------------------
 First investment                        Additional investments
------------------------------------------------------------------------------
 $1,000 or more for regular accounts     $100 or more for regular accounts

 $250 or more for IRAs                   $50 or more for IRAs

 $50 or more with an Automatic           $50 or more with an Automatic
 Investment Plan                         Investment Plan

------------------------------------------------------------------------------
 Through a financial representative

 o Contact your representative using     o Contact your representative using
   the method that's most convenient       the method that's most convenient
   for you                                 for you
------------------------------------------------------------------------------
 By mail or express mail (see below)

 o Fill out and sign an application      o Send a check and a Kemper
                                           investment slip to us at the
 o Send it to us at the appropriate        appropriate address below
   address, along with an investment
   check                                 o If you don't have an investment
                                           slip, simply include a letter
                                           with your name, account number,
                                           the full name of the fund and the
                                           share class and your investment
                                           instructions
------------------------------------------------------------------------------
 By wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions

------------------------------------------------------------------------------
 By phone

 --                                      o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------
 With an automatic investment plan

 --                                       o To set up regular investments,
                                            call (800) 621-1048
------------------------------------------------------------------------------
 On the internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------


Regular mail: Kemper Funds, PO Box 219415, Kansas City, MO 64121-9415

Express, registered, or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)


                             59 - How To Buy Shares

How to Exchange Or Sell Shares

Use these instructions to exchange or sell shares in your account.

------------------------------------------------------------------------------
 Exchanging into another fund            Selling shares
------------------------------------------------------------------------------
 $1,000 or more to open a new account    Some transactions, including most
                                         for over $50,000, can only be
 $100 or more for exchanges between      ordered in writing with a signature
 existing accounts                       guarantee; if you're in doubt, see
                                         page 63

------------------------------------------------------------------------------
 Through a financial representative

 o Contact your representative by the    o Contact your representative by
   method that's most convenient for       the method that's most convenient
   you                                     for you

------------------------------------------------------------------------------

 By phone or wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions

------------------------------------------------------------------------------

 By mail, express mail or fax
 (see previous page)

 Write a letter that includes:           Write a letter that includes:

 o the fund, class and account number    o the fund, class and account
   you're exchanging out of                number from which you want to
                                           sell shares
 o the dollar amount or number of
   shares you want to exchange           o the dollar amount or number of
                                           shares you want to sell
 o the name and class of the fund you
   want to exchange into                 o your name(s), signature(s) and
                                           address, as they appear on your
 o your name(s), signature(s) and          account
   address, as they appear on your
   account                               o a daytime telephone number

 o a daytime telephone number

------------------------------------------------------------------------------

 With a systematic exchange plan         With a systematic withdrawal plan

 o To set up regular exchanges from a    o To set up regular cash payments
   Kemper fund account, call               from a Kemper fund account, call
   (800) 621-1048                          (800) 621-1048

------------------------------------------------------------------------------

 On the internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------


                       60 - How To Exchante Or Sell Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares you'll generally receive the dividend for the day on which your shares were sold. The level of income dividends will vary from one class to another based on the class' fees and expenses.

                       61 - Policies You Should Know About

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges among Kemper funds are an option for most shareholders. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www. kemper.com to get up-to-date information, review balances or even place orders for exchanges.

--------------------------------------------------------------------------------

                       62 - Policies You Should Know About

When you want to sell more than $50,000 worth of shares, or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers and most banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o  the death or disability of an account owner (including a joint owner)

o withdrawals made through a systematic withdrawal plan. Such withdrawals may be made at a maximum of 10% per year of the net asset value of the account.


o  withdrawals related to certain retirement or benefit plans


o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

--------------------------------------------------------------------------------

                       63 - Policies You Should Know About

o For Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the applicable commission.

o For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take of advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.


                       64 - Policies You Should Know About

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.



                       65 - Policies You Should Know About

How the funds calculate share price

For each fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")

Class B and Class C shares -- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:

   TOTAL ASSETS - TOTAL LIABILITIES
  ----------------------------------     = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING



For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.


                       66 - Policies You Should Know About

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash.


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)


                       67 - Policies You Should Know About

Understanding Distributions And Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchases and sales of shares.) A fund may not always pay a distribution for a given period.

The funds have a regular schedule for paying out any earnings to shareholders:

o  Income dividends: declared daily and paid monthly


o Short-term and long-term capital gains: November or December, or otherwise as needed


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.


Buying and selling fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

--------------------------------------------------------------------------------

                   68 - Understanding Distributions And Taxes

Dividends from these funds are generally tax free for most shareholders, meaning that investors can receive them without incurring federal, and (for some investors) state and local income tax liability. However, there are a few exceptions:

o a portion of each fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because each fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

The following table shows the usual tax status of transactions in fund shares as well as that of any taxable distributions from the funds:


Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o short-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o  taxable income dividends you receive from a fund
--------------------------------------------------------------------------------
o short-term capital gains distributions you receive from a fund

Generally taxed at capital gains rates
--------------------------------------------------------------------------------
o  taxable income dividends you receive from a fund
--------------------------------------------------------------------------------
o  long-term capital gains distributions you receive from a
   fund
--------------------------------------------------------------------------------


Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

                   69 - Understanding Distributions And Taxes

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we may mail one copy per household. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC.

SEC

450 Fifth Street, N.W.
Washington, DC 20549-0102
www.sec.gov
Tel (800) SEC-0330

Kemper Funds

222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com Tel (800)
621-1048

SEC File Numbers
Kemper Intermediate Municipal Bond Fund      811-2353
Kemper Municipal Bond Fund                   811-2353
Kemper California Tax-Free Income Fund       811-3657
Kemper Florida Tax-Free Income Fund          811-3657
Kemper New York Tax-Free Income Fund         811-3657
Kemper Ohio Tax-Free Income Fund             811-3657

Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048

[LOGO] KEMPER FUNDS
Long-term investing in a short-term world(SM)

                          KEMPER TAX-FREE INCOME FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                 January 1, 2000

           Kemper National Tax-Free Income Series ("National Trust"):
           ----------------------------------------------------------
                  Kemper Municipal Bond Fund ("Municipal Fund")
     Kemper Intermediate Municipal Bond Fund ("Intermediate Municipal Fund")


              Kemper State Tax-Free Income Series ("State Trust"):
              ----------------------------------------------------
           Kemper California Tax-Free Income Fund ("California Fund")
              Kemper Florida Tax-Free Income Fund ("Florida Fund")
             Kemper New York Tax-Free Income Fund ("New York Fund")
                 Kemper Ohio Tax-Free Income Fund ("Ohio Fund")
                        (collectively the "State Funds")

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048

Kemper Tax-Free Income Funds are two open-end management investment companies ("Trusts"); the National Trust and the State Trust that together offer a choice of six investment portfolios ("Funds").

This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for the Trusts. It should be read in conjunction with the combined prospectus of the Trusts dated January 1, 2000. The prospectus may be obtained without charge from the Trusts by writing to Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808 or calling 1-800-621-1048.

                                TABLE OF CONTENTS

INVESTMENT RESTRICTIONS...............................................2

INVESTMENTS...........................................................4

INVESTMENT POLICIES AND TECHNIQUES...................................23

DIVIDENDS AND TAXES..................................................29

PERFORMANCE..........................................................33

INVESTMENT MANAGER AND UNDERWRITER...................................40

BROKERAGE COMMISSIONS................................................49

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES........................50

PURCHASE OF SHARES...................................................50

REDEMPTION OR REPURCHASE OF SHARES...................................55

OFFICERS AND TRUSTEES................................................61

CAPITAL STRUCTURE....................................................70

APPENDIX -- RATINGS OF INVESTMENTS...................................73

The financial statements appearing in the Kemper State Tax-Free Income Series' August 31 1999 and Kemper National Tax-Free Income Series' September 30, 1999 Annual Reports to Shareholders are incorporated herein by reference. The financial statements for the Fund for which this Statement of Additional Information is requested accompany this document and may also be obtained by calling 1-800-621-1048.

INVESTMENT RESTRICTIONS

Certain fundamental investment restrictions have been adopted for each Fund which cannot be changed for a Fund without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended, (the "1940 Act") this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

The Municipal Fund and the Intermediate Municipal Fund have elected to be classified as diversified series of an open-end investment company. The California Fund, the Florida Fund, the New York Fund and the Ohio Fund have elected to be classified as non-diversified series of an open-end investment company.

Each Fund may not, as a fundamental policy:

1. Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time

3. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.   Purchase   physical   commodities   or   contracts   relating  to  physical
     commodities.

5. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities.

6. Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7. Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. In the event a Fund acquires illiquid assets as a result of the exercise of a security interest relating to municipal securities, the Fund will dispose of such assets as promptly as possible. Although no Fund has the current intention to do so, a Fund may invest more than 25% of its net assets in industrial development bonds. For purposes of diversification, identification of the issuer of a municipal security depends on the terms and conditions of the obligation. Each Fund considers the issuer to be the party with the primary financial obligation for the issue. The Funds did not borrow money as permitted by the investment restrictions for the Municipal, Intermediate Municipal, California, Florida, New York, and Ohio Funds in the latest fiscal year. None of the Funds have any present intention of borrowing during the current year.

Each Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

1. Invest for the purpose of exercising control or management of another issuer.

2. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

3.   Invest more than 15% of its net assets in illiquid securities.

4. Purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50 of its total assets.

5. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

The Municipal Fund and the Intermediate Municipal Fund have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. These Funds may not:

1. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credit as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

2. Pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

3. Write, purchase or sell puts, calls or combinations thereof, except in accordance with its investment objective and policies.

4. Make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

The California Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. This Fund may not:

1. Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

2. Pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

3. Write, purchase or sell puts, calls or combinations thereof, except in accordance with its investment objective and policies.

4. Purchase securities or make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

The Florida Fund, New York Fund, and Ohio Fund have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. These Funds may not:

1. Make short sales of securities, or purchase any securities on margin, except to obtain such short-term credit as may be necessary for the clearance of transactions; however, it may make margin deposits in connection with financial futures and options transactions.

2. Pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of its net assets to secure borrowings.

3. Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

4. Make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

Interfund Borrowing and Lending Program. The Trusts' Board of Trustees has approved the filing of an application for exemptive relief with the SEC which would permit the Funds to participate in an interfund lending program among certain investment companies advised by the Adviser. If the Funds receive the requested relief, the interfund lending program would allow the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program would be subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund would participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings would extend overnight, but could have a maximum duration of seven days. Loans could be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Master/feeder fund structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENTS

MUNICIPAL SECURITIES. Each of the Funds invests principally in "Municipal Securities," which are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include:

         o        to refund outstanding obligations

         o        to obtain funds for general operating expenses

         o to obtain funds to loan to other public institutions and facilities.

The two general classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bomds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

The yields on Municipal Securities are dependent on a variety of factors, including general money market conditions, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff") represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield.

The Funds may invest in tax-exempt leases. A tax-exempt lease is an obligation, often a lease purchase or installment contract, pursuant to which a governmental user of a capital asset, such as an item of equipment, agrees to make payments of the purchase price plus interest over a period of years, normally with the right to purchase the asset at the termination of the lease for a nominal amount. Tax-exempt leases normally have a term of only two to seven years, a relatively short period of time, and often have a higher interest rate than tax-exempt investments of a comparable term. Currently, it is anticipated that not more than 5% of the net assets of a Fund will be invested in tax-exempt leases during the coming year.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

The National Funds do not intend to invest more than 25% of their total assets in any one state.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

SPECIAL RISK FACTORS. The following information as to certain risk factors is given to investors because each State Fund concentrates its investments in Municipal Securities of a particular state. Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of state issuers. Investors should remember that rating agencies do change ratings periodically so that ratings mentioned here may have changed.

California Fund. As described in the California Fund's prospectus, the Fund will invest in bonds issued by the State of California or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Prospectus from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While the Sponsors have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

1995-96 through 1997-98 Fiscal Years

With the end of the recession of the early 1990's and a growing economy beginning in 1994, the State's financial condition improved markedly through a combination of increasing revenues, slowdown in growth of social welfare programs, and continued spending restraint. The last of the recession-induced budget deficits was repaid, allowing the State's Special Fund for Economic Uncertainties (the "SFEU") to post a positive cash balance for only the second time in the 1990's, totaling $281 million as of June 30, 1997. The State's cash position also improved and no deficit borrowing occurred over the last four fiscal years.

The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (approximately $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98 and $1.0 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was eliminated.

1998-99 Fiscal Year Budget

The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provided for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF was reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, and less in future years), a nonrefundable renter's tax credit ($133 million), and various targeted business tax credits ($106 million).

Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, approximately $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, previously deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9.

Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6 percent) for the University of California and $267 million (14.1 percent) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6 percent).

The budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in nine years.

Funding for the judiciary and criminal justice programs increased approximately 11 percent over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-99.

1999-2000 Fiscal Year Budget

On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 1999-2000 (the "January Governor's Budget"). The January Governor's Budget generally reported that general fund revenues for FY 1998-99 and FY 1999-2000 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.5 billion of general fund expenditures in FY 1999-2000, with a $415 million SFEU reserve at June 30, 2000.

The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-2000. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used his line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.

The principal features of the 1999 Budget Act include the following:

Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-2000 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities.

Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at the University of California and the California State University System will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.

The Budget included increased funding of nearly $600 million for health and human services.

About $800 million from the General Fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of FY 1999-2000 and 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year.

A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.

Constitutional, Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program.
Historically,  the Medi-Cal  program has  provided  for a  cost-based  system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

Mortgages and Deeds. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, 69 Cal. Rptr. 2d 862 (Cal. Ct. App. 1997), the Court of Appeal held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance which was July 1991. Second, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed prior January 1, 1995 against challenge.

Assembly Bill 1362 (Mazzoni), introduced February 28, 1997, which would have made the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995, was vetoed by the Governor on October 11, 1997. The California State Senate had passed the Bill on May 16, 1996 and the California State Assembly had passed the bill on September 11, 1997. It is not clear whether the Bill, if enacted, would have been constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

Proposition  218.  On  November  5,  1996,  the  voters  of the  State  approved
Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

Florida Fund. As described in the Florida Fund's prospectus, the Fund will invest in securities issued by the State of Florida or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of Florida. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on Florida securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

Florida has experienced substantial population increases as a result of migration to Florida from other areas of the United States and from foreign countries. This trend is expected to continue. Florida's growth was close to three times the national average during the 1980's. This growth rate raised concerns about the need for resource management and conservation. The growth rate of Florida is expected to remain well above average for the indefinite future. According to the 1990 census report, Florida was the fourth most populous state in the nation with a population of 12.9 million. This represented an increase of 31% over its 1980 population of 9.7 million. Florida's population is expected to be 15.5 million by the year 2000 and to increase another 15% to almost 18 million persons by the year 2010. Florida's growth rate of about 1.95% is almost twice the national average. Increases in State revenues will be necessary to meet the increased burdens on the various public and social services provided by the State of Florida.

Florida's ability to increase revenues and meet the needs of its population will depend in part on its ability to foster business and economic growth as well as to diversify its economy beyond its traditional reliance on agriculture and tourism. The current Florida Department of Labor and Employment Security statistics show that the State's non-farm labor force grew by 3.7% between October 1998 and October 1999, to a total of 6.9 million jobs. The growth in Florida's service industry, including health care and business services, adds to the diversification of Florida's economy. Tourism continues to be an important element of Florida's economy and the number of out-of-state visitors grew 3.7% during 1998 to a total of 48.7 million people visiting the state that year. The number of tourists visiting Florida is affected by such factors as the weather in the northern states, the political and economic climate in foreign countries from which visitors come to Florida (e.g. Canada and South America) and the general state of the U.S. economy.

Another important element of Florida's growth is the construction industry. After a slight decline in 1996, total construction spending in Florida rebounded in 1997 with the total growing 9.5% (5.9% after adjustment for inflation). Spending growth for construction is projected to growth 3.8% for the full year 1998 - an increase of 1.7% on an inflation-adjusted basis. It is then expected to slow to a growth of 1.1% in 1999 - a decline of 0.7% after adjustment for inflation.

In 1992, Florida voters approved a constitutional amendment referred to as "Save Our Homes." This amendment limits ad valorem taxes on homestead properties and restricts the ability of taxing entities to increase real property taxes. While property taxes levied for payment of debt service are not restricted by the limitation, the overall creditworthiness of the governmental entity may be adversely affected. Taxing entities consisting primarily of residential areas, particularly school districts, and those entities close to their tax rate limitations are most likely to be adversely affected.

Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Further, in any given fiscal year state revenues may not grow more than the average annual growth rate in personal income over the prior five year period. Although Florida does not currently impose an individual income tax, it does impose a corporate income tax that is allocable to the State, in addition to an ad valorem tax on intangible personal property and sales and use taxes. These taxes are a major source of funds to meet Florida expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project.

The greatest single source of state tax receipts is the sales and use tax. This is projected to amount to $13.5 billion for fiscal year 1999-2000. The sales and use tax is 6%. Approximately 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected. In addition, local governments may (by referendum) assess a 1% sales surtax within their county.

Despite Florida's rapid growth and recent acceleration in debt financing, the State's debt burden remains lower than that of other large population states. Net debt payable from state revenues as of June 30, 1998 is $577.68 per capita.

Fiscal year 1998 has benefited from a continued strong economy. The corporate income tax and the sales tax have consistently outpaced budgeted amounts. An additional $280 million has been added to the year's total revenues during the month of October.

The State's economy should continue to benefit from good population growth, economic diversification and an increase in foreign trade. These positive economic factors combined with the State's moderate debt burden suggest a certain level of stability in the State's credit outlook.

As of mid-December 1999, the State's general obligation debt was rated Aa2 by Moody's and AA+ by S&P.

New York Fund. As described in the New York Fund's prospectus, the Fund will invest in bonds issued by the State of New York or its political subdivisions.
The Fund is therefore subject to various statutory, political and economic factors unique to the State of New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.Some of the significant financial considerations relating to the New York Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.

Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's and Moody's in recent years, Standard & Poor's and Moody's have recently placed the debt obligations of New York State and New York City on CreditWatch with positive implications and upgraded the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Statement of Additional information, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

There  can  be  no  assurance   that  the  State  economy  will  not  experience
worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State's current fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted appropriations that permitted the State to continue its operations.

In 1999-2000, General Fund disbursements, including transfer to support capital projects, debt service and other funds, are estimated at $37.36 billion, an increase of $868 million or 2.38 percent over 1998-99. Projected spending under the 1999-2000 enacted budget is $215 million above the Governor's Executive Budget recommendations, including 30-day amendments. This change is the net result of spending actions that occurred during negotiations on the Budget. The increase in General Fund spending is comprised of $1.1 billion in legislative additions to the Executive Budget (primarily in education), offset by various actions, including re-estimates of required spending based on year-to-date results and the identification of certain other resources that offset spending, such as $250 million from commencing the process of privatizing the Medical Malpractice Insurance Association (MMIA), $250 million from the retention of the Debt Reduction Reserve Fund within the General Fund and about $100 million in excess fund balances. The MMIA was established in 1983 to provide excess liability insurance to doctors and medical providers. Legislation enacted with the 1999-2000 budget initiates the process of MMIA privatization and transfers excess fund balances to the State.

The 1999-2000 enacted budget provides for $831 million in new funding for public schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the $1.82 billion cash surplus from 1998-99 is assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000.

The 1999-2000 Financial Plan projects a closing balance of $2.85 billion in the General Fund. The balance is comprised of the $1.82 billion surplus from 1998-99 that has been set aside to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund (TSRF), $250 million in the Debt Reduction Reserve Fund (DRRF), $107 million in the Contingency Reserve Fund (CRF), and $200 million in the Community Projects Fund (CPF), which finances legislative initiatives. The State expects to close 1999-2000 with cash balances in these funds at their highest level ever.

Preliminary analysis by Division of Budget ("DOB") indicates that the State will have a 2000-01 budget gap of approximately $1.9 billion, or about $300 million above the 1999-2000 Executive Budget estimate (after adjusting for the projected costs of collective bargaining). This estimate includes an assumption for the projected costs of new collective bargaining agreements, $500 million in assumed operating efficiencies, as well as the planned application of approximately $615 million of the $1.82 billion tax reduction reserve. In recent years, the State has closed projected budget gaps which DOB estimates at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). DOB will formally update its projections of receipts and disbursements for future years as part of the Governor's 2000-01 Executive Budget submission. The revised expectations for these years will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 2000-01 Executive Budget recommendations.

The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and received almost all State taxes and other resources not dedicated to particular purposes. In the State's 1999-2000 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 47.1 percent of all Governmental Funds disbursements and 69.3 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total receipts and transfers from other funds are projected to be $39.31 billion in 1999-2000, an increase of $2.57 billion over 1998-99. Total General Fund disbursements and transfers to other funds are projected to be $37.36 billion, an increase of $868 million over 1998-99. Total General Fund receipts and transfers in 1999-2000 are now projected to be $39.31 billion, an increase of $2.57 billion from the $36.74 billion recorded in 1998-99. This total includes $35.93 billion in tax receipts, $1.36 billion in miscellaneous receipts, and $2.02 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in 1998-99 to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-99 figures and inflating 1999-2000 projections.

Receipts from user taxes and fees are projected to total $7.35 billion, an increase of $105 million from reported collections in the prior year. The sales tax component of this category accounts for virtually all of the 1999-2000 growth. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 5.6 percent. Modest increases in motor fuel and auto rental tax receipts over 1998-99 levels are also expected. However, receipts from other user taxes and fees are estimated to decline by $177 million.

The yield of other excise taxes in this category, particularly the cigarette and alcoholic beverage taxes, show long-term declining trends. General Fund declines in 1999-2000 motor vehicle fee receipts, in contrast, reflect statutory fee reductions and an increased amount of collections earmarked to the Dedicated Highway and Bridge Trust Fund.

Significant statutory changes in this category during the 1999-2000 legislative session include: delaying until March 1, 2000 the implementation of the exemption from State sales tax of clothing and footwear priced under $110; providing week-long sales tax exemptions in September 1999 and January 2000 for clothing and footwear priced under $500; enactment of a variety of small sales tax exemptions including certain equipment used in providing telecommunications service for sale, property and services used in theatrical productions, computer hardware used to design Internet web sites, and building materials used in farming; a reduction in the beer tax rate; and an expanded exemption from the alcoholic beverage tax for small brewers.

Following the pattern of the last two fiscal years, education programs receive the largest share of new funding contained in the 1999-2000 Financial Plan. School aid is expected to grow by $831 million or 8.58 percent over 1998-99 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($207 million, including $100 million reserved for possible collective bargaining costs); Debt Service ($183 million), and mental hygiene programs, including funding for a cost of living increase for care providers ($114 million). These increases were offset, in part, by spending reductions or actions in health and social welfare ($280 million), and in general State charges ($222 million).

Under the 1999-2000 enacted budget, General Fund spending on school aid is projected at $10.52 billion on a State fiscal year basis, an increase of $831 million from the prior year. The budget provides additional funding for operating aid, building aid, and several other targeted aid programs. It also funds the balance of aid payable for the 1998-99 school year that is due primarily in the first quarter of the 1999-2000 fiscal year. For all other educational programs, disbursements are projected to grow by $78 million to $2.99 billion.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-01 Financial Plan will achieve $500 million in savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the potential settlement of State claims against the tobacco industry.

Spending from Debt Service Funds are estimated at $3.64 billion in 1999-2000, up $370 million or 11.31 percent from 1998-99. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $124 million of the year-to-year growth. Debt service for educational purposes, including State and City University programs financed through the Dormitory Authority, will increase by $80 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.

On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds.

On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (4) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (5) a challenge to the Governor's application of his constitutional line item veto authority; and (6) a challenge to the enactment of the Clean Water/Clean Air Bond Act of 1996.

Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97,
$193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's
1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions were paid in 1998.

The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the current fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose
local   assistance   payments  have
been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable.

On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A.

New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and City University of New York ("CUNY") and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan initially projected General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-1998 level. Recurring growth in the State General Fund tax base was also projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or 1997-98, but roughly equivalent to the rate for 1995-96.

Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation which is currently on appeal to the Court of Appeals were voided, projected contracts for the City capital projects would exceed the City's debt limit. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's 1998 fiscal year financial plan projected $2.4 billion of seasonal financing, the City expected to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

On June 30, 1998, the City of Yonkers satisfied the statutory conditions for ending the supervision of its finances by a State-ordered control board. Pursuant to State law, the control board's powers over City finances lapsed six months after the satisfaction of these conditions, on December 31, 1998.

Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

The 1998-99 budget included $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities received $24.2 million in one-time assistance from a cash flow acceleration of State aid.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Year 2000 Compliance. The State is currently addressing Year 2000 ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Year 2000 issue not only affects computer programs, but also the hardware, software and networks on which they operate. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

In April 1999 the State Comptroller released an audit on the State's Year 2000 compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning.

The Office for Technology (OFT) will continue to monitor compliance progress for the States mission-critical and high-priority systems and is reporting compliance progress to the Governor's Office on a quarterly basis. The 1999-2000 enacted budget allocates $19 million for priority embedded systems and $20 million for unanticipated expenses related to bringing technology into Y2K compliance. OFT reports that as of June 1999, the State had completed over 98 percent of the overall compliance effort for its mission-critical systems; 55 of the 56 systems are now Year 2000 compliant. As of June 1999, the State had completed 87 percent of the overall compliance effort on the high-priority systems; 236 systems are now Year 2000 compliant. The State has also procured independent validation and verification services from a qualified vendor to perform an automated review of code that has been fixed and a testing review process for all mission-critical systems which is scheduled to be completed by September 1999.

While New York State is taking what it believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well.


Ohio Fund. As described above, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1998 is 11,209,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in recent years the annual State rates were below the national rates (4.3% versus 4.5% in 1998). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million has been transferred to school building assistance, $46.3 million to the BSF, $90 million to supply classroom computers and for interactive video distance learning, and the remaining amount to the State income tax reduction fund. The BSF had a December 3, 1999 balance of over $953 million.

The GRF appropriations acts for the current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed on June 24 and June 28, 1999, respectively, and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the appropriations bills as introduced, and were included in the bills versions as passed by the House and the Senate and in the acts as passed and signed.

The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 16 constitutional amendments approved from 1921 to date (the latest adopted in 1999) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At December 3, 1999, over $1.2 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding or awaiting delivery. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($22.3 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1.06 billion outstanding) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($112.7 million outstanding, with no more than $50 million to be issued in any one year).

The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

A constitutional amendment approved by the voters at the November 1999 general election authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State and facilities for state supported and assisted institutions of higher education. That, and other debt represented by direct obligations of the State (including that authorized by the Ohio Public Facilities Commission and Ohio Building Authority, and some authorized by the Treasurer), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.5 billion of which were outstanding at December 3, 1999.

In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of December 3, 1999) to be approximately $31.9 million (of which $27 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate approximately 47% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 126 districts (as of November 3, 1999) on voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. After a further hearing, the trial court has decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision. The State has appealed to the Supreme Court, before which oral arguments were heard on November 16, 1999. That Court has issued a stay, pending appeal, of the implementation of the trial court's order. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 27 cities and villages; for 21 of them the fiscal situation was resolved and the procedures terminated (no municipality is currently in preliminary "fiscal watch" status). As of December 3, 1999, a school district "fiscal emergency" provision was applied to 10 districts, and nine were on preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

 .

INVESTMENT POLICIES AND TECHNIQUES

STRATEGIC TRANSACTIONS AND DERIVATIVES. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the Funds' net assets are required to be invested in tax-exempt municipal securities, and as limited by the Funds' other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolio resulting from securities markets fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Funds' portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

Each Fund may  purchase  and sell call  options  on  securities  including  U.S.
Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, and for risk management and return enhancement, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed, with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which a Fund may enter are interest rate and index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

OTC options entered into by a Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

CERTIFICATES OF PARTICIPATION. A Fund may purchase Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Fund an undivided interest in the Municipal Security in the proportion that the Fund's interest bears to the total principal amount of the Municipal Security. Certificates of Participation may be variable rate or fixed rate. Because
Certificates of Participation are interests in Municipal Securities that are generally funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the underlying Municipal Securities may not be made. A Certificate of Participation may be backed by a guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Funds' Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Fund. It is anticipated by the Funds' Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party.

INVERSE FLOATERS. Each of the Funds may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in thi9s type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

ADVANCE REFUNDED BONDS. A Fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A Fund may also purchase Municipal Securities that have been refunded prior to purchase by a Fund.

DELAYED DELIVERY TRANSACTIONS. A Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Because a Fund is required to set aside cash or liquid securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which its total assets, including the value of when-issued and delayed delivery securities its holds, exceed its net assets.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. The Fund reserves the right to sell these securities before the settlement date if deemed advisable.

SPECIAL RISK FACTORS -- HIGH YIELD (HIGH RISK) BONDS. The Municipal Fund may invest up to 10% of its net assets in Municipal Securities that are in the lower rating categories (securities rated below the fourth category) or are unrated, and the Intermediate Municipal Fund and each State Fund may invest up to 10% of its net assets without regard to the limitation that Municipal Securities in which it invests be rated at the time of purchase within the four highest grades by an NRSRO or of comparable quality as determined by the Fund's Advisor. After a Fund has bought a security, its quality level may fall below the minimum required for purchase by the Fund. That would not require the Fund to sell the security, but the Advisor will consider such an event in determining whether a Fund should continue to hold the security in its portfolio.

These lower rated and non-rated fixed income securities are commonly referred to as "junk bonds" and are considered, on balance, to be predominantly speculative as to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and they generally involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual issuer developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based on fundamental analysis, may depress the prices for such securities. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these assets. The characteristics of the rating categories are described under "Appendix -- Ratings of Investments."

ADDITIONAL INVESTMENT INFORMATION. A Fund, other than the Intermediate Municipal Fund, may take full advantage of the entire range of maturities of Municipal Securities and may adjust the average maturity of its investments from time to time, depending on the Advisor's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. However, it is anticipated that, under normal market conditions, each such Fund will invest primarily in long-term Municipal Securities (generally, maturities of fifteen years or more), except that the Intermediate Municipal Fund, under normal market conditions, will maintain a dollar weighted average portfolio maturity between 3 and 10 years.

A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, a Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities in anticipation of a decline in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of Municipal Securities or changes in the investment objectives of some investors. Frequency of portfolio turnover will not be a limiting factor should a Fund deem it desirable to purchase or sell securities. Taking advantage of the exemption from the Florida intangibles tax could result in higher portfolio turnover and related transactions costs. The portfolio turnover rates for the Funds are listed under "Financial Highlights" in the Funds' prospectus. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.

DIVIDENDS AND TAXES

DIVIDENDS. All the net investment income of a Fund is declared daily as a dividend on shares for which the Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of the Fund. Income dividends will be distributed monthly and dividends of net realized capital gains will be distributed annually.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A and Class I shares primarily as a result of the distribution services fee applicable to Class B and Class C shares.
Distributions of capital gains, if any, will be paid in the same amount for each class.

A Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Trust determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

Income and capital gain dividends, if any, for a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2)      To receive both income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Purchase, Repurchase, and Redemption of Shares-- Special Features -- Class A Shares -- Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing a Fund's dividends in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Each Fund intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, therefore, dividends representing net interest received on Municipal Securities will not be includable by shareholders in their gross income for federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shares have been held and whether received in cash or shares. Gains attributable to market discount on Municipal Securities acquired after April 30, 1993 are treated as ordinary income. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 12 months. Dividends declared by a Fund in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared for federal income tax purposes.

A Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities. For federal income tax purposes, a Fund is generally required to recognize its unrealized gains and losses at year end on financial futures contracts, options thereon, index options and listed options on debt securities. Any gain or loss recognized on such financial instruments is generally considered to be 60% long-term and 40% short-term without regard to the holding period of the contract or option.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. The gain or loss will be a capital gain or loss and will be long-term if the shares are held for a period of more than one year. Any loss on shares held six months or less will be a long-term capital loss to the extent any long-term capital gain distribution is made with respect to such shares during the period the investor owns the shares. In the case of shareholders holding shares of a Fund for six months or less and subsequently selling those shares at a loss after receiving an exempt-interest dividend, the loss will be disallowed to the extent of the exempt-interest dividends received. However, the Secretary of the Treasury may issue regulations to shorten the required holding period from six months to 31 days.

A shareholder who has redeemed shares of a Fund or any Kemper Mutual Fund listed under "Purchase, Repurchase, and Redemption of Shares--Special Features -- Class A Shares -- Combined Purchases" may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of the other Kemper Mutual Funds within six months of the redemption. If the redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvestment shares, or
(b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvestment shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of a Fund's shares and reinvests in that same Fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Funds may not be appropriate investments for persons who are "substantial users" of facilities financed by industrial development bonds held by the Funds or are "related persons" to such users; such persons should consult their tax advisers before investing in the Funds.

The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12% of the excess of such corporation's "modified alternative minimum taxable income" over $2 million. A portion of tax-exempt interest, including exempt-interest dividends from a Fund, may be includible in modified alternative minimum taxable income. Corporate shareholders are advised to consult their tax advisers with respect to the consequences of the Superfund Act.

A taxable dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.


Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from a Fund are to be treated as interest on "private activity bonds" in proportion to the interest the Fund receives from private activity bonds, reduced by allowable deductions.


Exempt-interest dividends, except to the extent of interest from "private activity bonds", are not treated as a tax preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income with certain adjustments will be a tax preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from a Fund.

Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from a Fund, and 50% of Social Security benefits.




California Fund. Dividends paid by the California Fund, to the extent of interest received on California state and local government issues, will be exempt from California income taxes provided at least 50% of the total assets of the California Fund are invested in such issues at the close of each quarter in the taxable year. Any short-term and long-term capital gain dividends will be includable in California personal taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates. Dividends paid by the California Fund, including capital gain distributions, will be taxable to corporate shareholders subject to the California corporate franchise tax.


Florida Fund. Dividends paid by the Florida Fund, including capital gain distributions, to individual shareholders will not be subject to the Florida income tax since Florida does not impose a personal income tax. Dividends paid by the Florida Fund, including capital gain distributions, will be taxable to corporate shareholders that are subject to the Florida corporate income tax. Additionally, Florida imposes an "intangibles tax" at the rate of $1.50 per $1,000 of taxable value of certain securities and other intangible assets owned by Florida residents. U.S. Government securities and Florida Municipal Securities are exempt from this intangibles tax. Under the Florida Intangibles Tax, If, on December 31 of any year, the Florida Fund's portfolio contains both exempt and non-exempt assets and the non-exempt assets do not exceed 10% of the value of the fund, then the entire fund is exempt from the Intangible Tax. If the non-exempt assets in the Fund exceed 10% of the Fund's value, then only the portion of the value of the Florida Fund's shares attributable to U.S. Government securities will be exempt from the Florida intangibles tax payable in the following year. Thus, in order to take full advantage of the exemption from the intangibles tax in any year, the Florida Fund would be required to sell all non-exempt assets that exceeded 10% of the entire portfolio and reinvest the proceeds in exempt assets prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Florida Fund's investment return and might exceed any increased investment return the Florida Fund achieved by investing in non-exempt assets during the year. On December 31, 1998, the Florida Fund's portfolio consisted solely of assets exempt from the intangibles tax.


New York Fund. Dividends paid by the New York Fund representing net interest received on New York Municipal Securities will be exempt from New York State and New York City income taxes. Any short-term and long-term capital gain dividends will be includable in New York State and New York City taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates. Dividends paid by the New York Fund, including capital gain distributions, will be taxable to corporate shareholders that are subject to New York State and New York City corporate franchise tax.

Ohio Fund. Dividends paid by the Ohio Fund that are properly attributable to interest on, or gain from the sale, exchange or disposition of, Ohio state and local government obligations are not subject to the Ohio personal income tax, school district or municipal income taxes in Ohio, and are not includable in the net income base of the Ohio corporate franchise tax. The discussion of Ohio taxes assumes that the Ohio Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of such Fund consists of obligations of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, or similar obligations of other states or their subdivisions. General. The tax exemption of Fund dividends for federal income tax and, if applicable, particular state or local tax purposes does not necessarily result in exemption under the income or other tax laws of any other state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of interest income and investments, and shareholders are advised to consult their own tax advisers as to the status of their accounts under state and local tax laws. The Funds may not be appropriate investments for qualified retirement plans and Individual Retirement Accounts.



The Trusts are required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for federal income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

NET ASSET VALUE

The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A and Class I shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the
"Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

With respect to the Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

 Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

PERFORMANCE

The Funds may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B, Class C and Class I shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the shares. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.

A Fund's historical performance or return for a class of shares may be shown in the form of "yield," "tax equivalent yield," "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class. In certain cases, Scudder Kemper has waived or reduced its management fee and absorbed certain operating expenses for some of the Funds for the periods and to the extent specified in the prospectus and this Statement of Additional Information. See " Investment Advisor and Underwriter." Because of these waivers and expense absorptions, the performance results for such Funds may be shown with and without the effect of these waivers and expense absorptions. Performance results not giving effect to waivers and expense absorptions will be lower. Certain performance information set forth in this section for the New York Fund are for the predecessor of the New York Fund, also named "Kemper New York Tax-Free Income Fund."

Yield is a measure of the net investment income per share earned by a Fund over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the Fund's shares (which is net asset value for Class B, Class C, and Class I) at the end of the period. Tax equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal income tax bracket for the Municipal Fund, the Intermediate Municipal Fund, or the Florida Fund, in a stated combined federal and state income tax bracket for the California Fund, and the Ohio Fund, and in a stated combined federal, New York State and New York City income tax bracket for the New York Fund. The tax equivalent yield for the Florida Fund does not include the potential effect of an exemption from the Florida intangibles tax. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund.

A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The yields are shown below based upon the one-month period ended September 30, 1999 for the Municipal and Intermediate Municipal Funds and August 31, 1999 for the State Funds.


                                           Class A Shares          Class B Shares      Class C Shares
                                           --------------          --------------      --------------

Municipal Fund                                 4.36%                    3.73%              3.82%
Intermediate Municipal Fund                    3.77%                    3.06%              3.09%
California Fund                                4.03%                    3.38%              3.19%
Florida Fund                                   4.19%                    3.44%              3.45%
New York Fund                                  4.10%                    3.40%              3.46%
Ohio Fund                                      4.06%                    3.47%              3.29%


A Fund's yield is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share (which is net asset value for Class B and Class C shares) on the last day of the period, according to the following formula:

                          YIELD = 2 [ (a - b +1 )^6 - 1]
                                       -----
                                        cd
Where:

               A  =   dividends and interest earned during the period.
               B  =   expenses accrued for the period (net of reimbursements).
               C  =   the average daily number of shares  outstanding during the period that were entitled to receive dividends.
               D  =   the  maximum  offering  price per share on the last day of the period (which is net asset value for Class B and Class
                      C shares).

In computing the foregoing yield, each Trust follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that each Trust uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles.

Each Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The California Fund's, New York Fund's, and Ohio Fund's Class A shares' tax equivalent yield is computed by dividing that portion of the Fund's Class A shares' yield (computed as described above) that is tax-exempt by one minus the stated combined federal, state and, if applicable, city income tax rate and adding the result to that portion, if any, of the yield of the Class A shares of the Fund that is not tax-exempt. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below. The tax equivalent yields for the Municipal and Intermediate Municipal Funds for the one-month period ended September 30, 1999 and for the State Funds for the one-month period ended August 31, 1999 are set forth below.


Fund-- Tax Type (Marginal Rate)                    Class A Shares       Class B Shares    Class C Shares
----   ------------------------                    --------------       --------------    --------------

Municipal-- Federal (37.1%)                          6.93%                5.93%            6.07%
Intermediate Municipal Fund-- Federal (37.1%)        5.99%                4.86%            4.91%
California-- Combined (42.9%)                        7.06%                5.92%            5.59%
California-- Federal only (37.1%)                    6.41%                5.37%            5.07%
Florida-- Federal only (37.1%)                       6.66%                5.47%            5.48%
New York-- Combined (44.2%                           7.35%                6.09%            6.20%
New York-- Federal only (37.1%)                      6.52%                5.41%            5.50%
Ohio-- Combined (41.2%)                              6.90%                5.52%            5.23%
Ohio-- Federal only (37.1%)                          6.45%                5.52%            5.23%


A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for various periods are set forth in the table below.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares would be reduced if such charge were included. Total return figures for various periods are set forth in the table below.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance figures are based upon historical results and are not necessarily representative of future performance. A Fund's Class A shares are sold at net asset value plus a maximum sales charge of 4.5% (2.75% for the Intermediate

Municipal Fund) of the offering price. Class B, Class C, and Class I shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of a Fund are redeemable at the then current net asset value of the Fund, which may be more or less than original cost.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Bond Index, and may also be compared to the performance of other fixed income, state municipal bond funds (as applicable) or general municipal bond mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, IBC'sMoney Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return, and guaranteed principal and may be insured.

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

A Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for a class of a Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums. As reflected under "Investment Policies and Techniques -- Additional Investment Information," option writing can limit the potential for capital appreciation.

MUNICIPAL FUND -- SEPTEMBER 30, 1999


AVERAGE
ANNUAL
TOTAL                     Fund       Fund       Fund
RETURN TABLE             Class A    Class B    Class C
-------------            Shares     Shares     Shares
                         ------     ------     ------

Life of Fund(+)           7.33%
Life of Fund(++)                     4.71%      4.95%
Ten Year                  6.66%       N/A        N/A
Five Year                 5.39       5.29       5.51%
One Year                 (7.14)%    (6.19)%    (3.47)%


----------------
+    Since April 20, 1976.

++   Since May 31, 1994 for Classes B and C.

INTERMEDIATE MUNICIPAL FUND -- SEPTEMBER 30, 1999

AVERAGE
ANNUAL
TOTAL                     Fund       Fund       Fund
RETURN TABLE             Class A    Class B    Class C
-------------            Shares     Shares     Shares
                         ------     ------     ------

Life of Fund(+)           5.50%      4.91%      5.30%
One Year                 (3.54)%    (4.34)%    (1.56)%




----------------
+    Since November 1, 1994 for all classes.

CALIFORNIA FUND -- AUGUST 31, 1999

AVERAGE
ANNUAL
TOTAL                     Fund       Fund       Fund
RETURN TABLE             Class A    Class B    Class C
-------------            Shares     Shares     Shares
                         ------     ------     ------

Life of Fund(+)           8.13%
Life of Fund(++)                     4.93%      4.91%
Ten Year                  6.40%       N/A        N/A
Five Year                x5.03%        4.        4.
                                      96%        96%
One Year                 (5.51)%    (4.96)%    (1.91)%


------------------
+    Since February 17, 1983 for Class A shares.

++ Since May 31, 1994 for Class B & C shares.

FLORIDA FUND -- AUGUST 31, 1999

AVERAGE
ANNUAL
TOTAL                     Fund       Fund       Fund
RETURN TABLE             Class A    Class B    Class C
-------------            Shares     Shares     Shares
                         ------     ------     ------

Life of Fund  (+)         6.43%
Life of Fund  (++)                   4.59%      4.77%
Five Years                4.73       4.67%      4.87%
                            %
One Year                 (6.53)%    (5.60)%    (2.84)%


---------------
+    Since April 25, 1991 for Class A shares.

++ Since May 31, 1994 for Class B & C shares.



NEW YORK FUND -- AUGUST 31, 1999

AVERAGE
ANNUAL
TOTAL                     Fund       Fund       Fund
RETURN TABLE             Class A    Class B    Class C
-------------            Shares     Shares     Shares
                         ------     ------     ------

Life of Fund  (+)         6.78%
Life of Fund  (++)                   4.53%      4.66%
Ten Years                 6.51%       N/A        N/A
Five Years                4.67%      4.60%      4.76%
One Year                 (5.92)%    (5.20)%    (2.33)%


---------------
+    Since December 31, 1985 for Class A shares.

++ Since May 31, 1994 for Class B & C shares.



OHIO FUND -- AUGUST 31, 1999

AVERAGE
ANNUAL
TOTAL                     Fund       Fund       Fund
RETURN TABLE             Class A    Class B    Class C
-------------            Shares     Shares     Shares
                         ------     ------     ------

Life of Fund (+)          5.28%
Life of Fund (++)                    5.10%      5.27%
Five Years                5.06%      5.04%      5.22%
One Year                 (5.16)%    (4.39)%    (1.48)%


---------------
+    Since March 22, 1993 for Class A shares.

++ Since May 31, 1994 for Class B & C shares.

There  may  be  quarterly   periods  following  the  periods  reflected  in  the
performance bar chart in the fund's prospectus which may be higher or lower than those included in the bar chart.

Investors may want to compare a Fund's  performance to that of  certificates  of deposit offered by banks and other depository institutions. Certificates of deposit represent an alternative (taxable) income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of a Fund are not insured and net asset value as well as yield will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Redemption of Class B and Class C shares may be subject to a contingent deferred sales charge. The bonds held by a Fund are generally of longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. The net asset value of a Fund will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Redemption of Class B and Class C shares may be subject to a contingent deferred sales charge. Each Fund's yield will also fluctuate.

Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

From time to time, a Fund may compare its after-tax total return to that of taxable investments, including but not limited to certificates of deposit, taxable money market funds or U.S. Treasury bills. Tax equivalent total return represents the total return that would be generated by a taxable investment that produced the same amount of after-tax income and change in net asset value as the Fund in each period.

TAX-EXEMPT VERSUS TAXABLE YIELD. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by 1minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that any class of shares of a Fund may generate. The tables are based upon the 1999 federal and state tax rates and brackets.



Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Under $124,500

                                                                                   A Tax-Exempt Yield of:
            Taxable Income                   Your Marginal        4%       5%       6%      7%       8%            9%
       Single               Joint          Federal Tax Rate                  Is Equivalent to a Taxable Yield of
       ------               -----          ----------------                  -----------------------------------

$25,350-$61,400       $42,350-$102,300       28.0%              5.56     6.94     8.33    9.72     11.11         12.50
Over $61,400          Over $102,300         31.0%               5.80     7.25     8.70    10.14    11.59         13.04

                                               Combined                            A Tax-Exempt Yield of:
            Taxable Income                  California and        4%       5%       6%      7%       8%            9%
       Single               Joint          Federal Tax Rate               Is Equivalent to a Taxable Yield of:
       ------               -----          ----------------               ------------------------------------

$25,350 - $26,644     $42,350 - $53,288      32.3%              5.91     7.39     8.86    10.34    11.82         13.29
$26,644 - $33,673     $53,288 - $67,376     33.8%               6.04     7.55     9.06    10.57    12.08         13.60
$53,673 - $61,400     $67,376 - $102,300    34.7%               6.13     7.66     9.19    10.72    12.25         13.78
Over $61,400          Over $102,300         37.4%               6.39     7.99     9.58    11.18    12.78         14.38


Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Under $124,500 (continued)

                                               Combined                            A Tax-Exempt Yield of:
                                            N.Y. City, N.Y.       4%       5%       6%      7%       8%            9%
            Taxable Income                     State and
       Single               Joint          Federal Tax Rate              Is Equivalent to a Taxable Yield of:
       ------               -----          ----------------              ------------------------------------

$25,350 - $61,400     $42,350 - $102,300     36.1%              6.26     7.82     9.39    10.95    12.52         14.08
Over $61,400          Over $102,300          38.8%              6.54     8.17     9.80    11.44    13.07         14.78

                                               Combined                            A Tax-Exempt Yield of:
            Taxable Income                     Ohio and           4%       5%       6%      7%       8%            9%
       Single               Joint          Federal Tax Rate              Is Equivalent to a Taxable Yield of:
       ------               -----          ----------------              ------------------------------------

$25,350 - $40,000                            30.9%              5.79     7.24     8.68    10.13    11.58         13.02
$40,000 - $61,400     $42,350 - $80,000     31.4%               5.83     7.29     8.75    10.20    11.66         13.12
                      $80,000 - $100,000    31.9%               5.87     7.34     8.81    10.28    11.75         13.22
                      $100,000 - $102,300   32.5%               5.93     7.41     8.89    10.37    11.85         13.33
$61,400 - $80,000                           34.2%               6.08     7.60     9.12    10.64    12.16         13.68
$80,000 - $100,000                          34.7%               6.13     7.66     9.19    10.72    12.25         13.78

                                       38

                                               Combined                            A Tax-Exempt Yield of:
            Taxable Income                     Ohio and           4%       5%       6%      7%       8%            9%
       Single               Joint          Federal Tax Rate              Is Equivalent to a Taxable Yield of:
       ------               -----          ----------------              ------------------------------------

Over $100,000         Over $102,000         35.4%               6.19     7.74     9.29    10.84    12.38         13.93



Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Under $126,600*

                 Taxable Income
                                                         Combined                     A Tax-Exempt Yield of:
                                                         Ohio and            4%        5%       6%        7%         8%        9%
         Single                    Joint             Federal Tax Rate           Is Equivalent to a Taxable Yield of:
         ------                    -----             ----------------           ------------------------------------

$25,750 - $40,000                                         31.09%            5.80      7.26     8.71      10.16     11.61     13.06
$40,001 - $62,450         $43,051 - $80,000               31.61%            5.85      7.31     8.77      10.24     11.70     13.16
                          $80,001 - $100,000              32.12%            5.89      7.37     8.84      10.31     11.79     13.26
                          $100,001 - $104,050             32.79%            5.95      7.44     8.93      10.42     11.90     13.39
$62,451 - $80,000                                         34.46%            6.10      7.63     9.15      10.68     12.21     13.73
$80,001 - $100,000                                        34.95%            6.15      7.69     9.22      10.76     12.30     13.84
Over $100,000             Over $104,050                   35.59%            6.21      7.76     9.32      10.87     12.42     13.97



Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Over $124,500 *

                                                                            A Tax-Exempt Yield of:
            Taxable Income                   Your Marginal        4%       5%       6%      7%       8%            9%
       Single               Joint          Federal Tax Rate            Is Equivalent to a Taxable  Yield of:
       ------               -----          ----------------            --------------------------  ---------

$61,400 - $128,100    $102,300 - $155,950   31.9%               5.87     7.34     8.81    10.28    11.75          13.25
$128,100 - $278,450   $155,950 - $278,450  37.1%                6.36     7.95     9.54    11.13    12.72          14.31
Over $278,450         Over $278,450        40.8%                6.76     8.45     10.14   11.82    13.51          15.21


                                                                           A Tax-Exempt Yield of:
            Taxable Income                Your California and     4%       5%       6%      7%       8%            9%
       Single               Joint          Federal Tax Rate             Is Equivalent to a Taxable Yield of:
       ------               -----          ----------------             ------------------------------------

$61,400 - $128,100    $102,300 - $155,950    38.2%              6.74     8.09     9.71    11.33    12.94          14.56
$128,100 - $278,450   $155,950 - $278,450   42.9%               7.01     8.76     10.51   12.26    14.01          15.76
Over $278,000         Over $278,450         46.3%               7.59     9.49     11.39   13.28    15.18          17.08





-------------------------

Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Over $124,500 (continued)*

                                               Combined                            A Tax-Exempt Yield of:
                                            N.Y. City, N.Y.       4%       5%       6%      7%       8%            9%
            Taxable Income                     State and
       Single               Joint         Federal Tax Rate**           Is Equivalent to a Taxable Yield of:
       ------               -----         ------------------           ------------------------------------

$61,400 - $128.100    $102,300 - $155,950    39.6%              6.65     8.28     9.93    11.59    13.25          14.90
$128,100 - $278,450   $155,950 - $278,450   44.2%               7.17     8.96     10.75   12.54    14.34          16.13
Over $278,450         Over $278,450         47.5%               7.62     9.52     11.43   13.33    15.24          17.14

                                               Combined                             A Tax-Exempt Yield of:
            Taxable Income                     Ohio and           4%       5%       6%      7%       8%             9%
       Single               Joint          Federal Tax Rate             Is Equivalent to a Taxable Yield of:
       ------               -----          ----------------             ------------------------------------

$100,000 - $128,100   $102,300 - $155,950    36.2%              6.27     7.84     9.40    10.97    12.54          14.11
$128,100 - $200,000   $155,950 - $200,000   41.1%               6.79     8.49     10.19   11.88    13.58          15.28
$200,000 - $278,000   $200,000 - $278,450   41.4%               6.83     8.53     10.24   11.95    13.65          15.36
Over $278,450         Over $278,450         44.8%               7.25     9.06     10.87   12.68    14.49          16.30

* This table assumes a decrease of $3.00 of itemized deductions for each $100 of adjusted gross income over $121,200. For a married couple with an adjusted gross income between $181,800 and $304,300 (single between $121,200 and $243,700), add 0.7% to the above Marginal Federal Tax Rate for each personal and dependency exemption. The taxable equivalent yield is the tax-exempt yield divided by: 100% minus the adjusted tax rate. For example, if the table tax rate is 37.1% and you are married with no dependents, the adjusted tax rate is 38.5% (37.1% + 0.7% + 0.7%). For a tax-exempt yield of 6%, the taxable equivalent yield is about 9.8% (6% / (100% - 38.5%)).

**   The  tables  do not  reflect  the  impact  of the New York  State Tax Table
     Benefit Recapture that is intended to eliminate the benefit of the graduated rate structure and applies to taxable income between $100,000 and $150,000.


Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Over $126,600


                 Taxable Income
                                                         Combined                        A Tax-Exempt Yield of:
                                                         Ohio and            4%        5%       6%        7%         8%        9%
         Single                    Joint             Federal Tax Rate                Is Equivalent to a Taxable Yield of:
         ------                    -----             ----------------                ------------------------------------

$100,000 - $130,250        $104,050 - $158,550            35.59%            6.21      7.76     9.32      10.87     12.42     13.97
$130,251 - $200,000        $158,551 - $200,000            40.26%            6.70      8.37     10.04     11.72     13.39     15.07
$200,001 - $283,150        $200,001 - $283,150            40.63%            6.74      8.42     10.11     11.79     13.47     15.16
Over $283,150              Over 283,150                   43.97%            7.14      8.92     10.71     12.49     14.28     16.06




 INVESTMENT ADVISOR AND UNDERWRITER

 INVESTMENT ADVISOR. Scudder Kemper Investments, Inc. ("Scudder Kemper" or "the Advisor"), 345 Park Avenue, New York, New York, is the Trusts' investment Advisor. Scudder Kemper is approximately 70% owned by Zurich Financial Services, a newly formed global insurance and financial services company. The balance of the Advisor is owned by its officers and employees. There is one investment management agreement for the Municipal Fund, one for the Intermediate Municipal Fund and a separate investment management agreement for each of the State Funds. The agreements are substantially the same. Pursuant to the investment management agreements, Scudder Kemper acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The agreements provide that the Trust pays the charges and expenses of its operations including the fees and expenses of the trustees (except those who are officers or employees of Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues.

Each Trust bears the expenses of registration of its shares with the Securities and Exchange Commission and, effective January 1, 2000, pays the cost of qualifying and maintaining the qualification of the Trusts' shares for sale under the securities laws of the various states ("Blue Sky expenses"). Prior to January 1, 2000, Kemper Distributors, Inc. ("KDI"), as principal underwriter, paid the Blue Sky expenses.

Scudder Kemper has agreed to reimburse the Municipal Fund should all operating expenses of that Fund, including the compensation of Scudder Kemper, but excluding interest, taxes, distribution fees, extraordinary expenses and brokerage commissions or transaction costs, exceed 1% of average net assets of the Municipal Fund on an annual basis.

Scudder Kemper has agreed to reimburse the California Fund should all operating expenses of the California Fund, including the compensation of Scudder Kemper, but excluding taxes, interest, distribution services fees, extraordinary expenses, and brokerage commissions or transaction costs, exceed 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million on an annual basis.

The agreements provide that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Trusts in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreements.

Each of the investment management agreements continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees of the applicable Trust who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Trust and by the shareholders of the Fund subject thereto or the Board of Trustees. Each agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of the Fund subject thereto, and will terminate automatically upon assignment. If additional Funds become subject to the investment management agreements, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.

Responsibility for overall management of each Trust rests with its Board of Trustees and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreement for a Fund provides that
Scudder Kemper shall act as the Fund's investment adviser, manage its investments and provide the Fund with various services and facilities.

On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and the former Advisor to each Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees. In certain cases the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Adviser that have similar names, objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.
On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and was approved by shareholders at a special meeting in December 1998.

The current investment management fee rates paid by the Funds are as follows:

The Municipal Fund pays Scudder Kemper an investment management fee, payable monthly, at the annual rate of 0.45% of the first $250 million of average daily net assets, 0.43% of average daily net assets between $250 million and $1 billion, 0.41% of average daily net assets between $1 billion and $2.5 billion, 0.40% of average daily net assets between $2.5 billion and $5 billion, 0.38% of average daily net assets between $5 billion and $7.5 billion, 0.36% of average daily net assets between $7.5 billion and $10 billion, 0.34% of average daily net assets between $10 billion and $12.5 billion and 0.32% of average daily net assets over $12.5 billion.

Each State Fund and the Intermediate Municipal Fund pay Scudder Kemper an investment management fee, payable monthly, at the annual rate (computed separately for each State Fund and for the Intermediate Municipal Fund) of 0.55% of the first $250 million of average daily net assets, 0.52% of average daily net assets between $250 million and $1 billion, 0.50% of average daily net assets between $1 billion and $2.5 billion, 0.48% of average daily net assets between $2.5 billion and $5 billion, 0.45% of average daily net assets between $5 billion and $7.5 billion, 0.43% of average daily net assets between $7.5 billion and $10 billion, 0.41% of average daily net assets between $10 billion and $12.5 billion and 0.40% of average daily net assets over $12.5 billion.
The investment management fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund                                      Fiscal 1999                    Fiscal 1998                     Fiscal 1997
----                                      -----------                    -----------                     -----------


Municipal                                 12,538,000                      $13,233,000                     $13,507,000
Intermediate Municipal                    $150,000                        $ 127,000                       $117,000
California                                $5,174,000                      $5,352,000                      $5,417,000
Florida                                   $563,000                        $576,000                        $587,000
New York                                  $1,505,000                      $1,543,000                      $1,604,000
Ohio                                      $252,000                        $226,000                        $212,000



The Adviser agreed to waive its full investment management fee for the Intermediate Municipal Fund from November 1, 1994 (commencement of operations) through April 30, 1995. Thereafter the full management fee was gradually reinstated under a schedule determined by the Adviser and fully reinstated by April 30, 1996.

FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds.

PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, an affiliate of Scudder Kemper, is the principal underwriter and distributor for the shares of each Trust and acts as agent of each Trust in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

Class A Shares. KDI receives no compensation from the Trusts as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A Shares for the fiscal years noted.


                                                                                    Commissions           Commissions Paid
                                                      Commissions Retained          Underwriter               To Kemper
Class A Shares                 Fiscal Year Ended         by Underwriter          Paid to All Firms        Affiliated Firms
--------------                 -----------------         --------------          -----------------        ----------------


Municipal Fund                     9/30/99                  $325,000                $0                         $0
                                   9/30/98                  $291,000                $1,764,000                 $0
                                   9/30/97                  $293,000                $1,580,000                 $8,000

Intermediate                                                $8,000                  $0                         $0
   Municipal Fund                  9/30/99
                                   9/30/98                  $14,000                 $133,000                   $0
                                   9/30/97                  $6,000                  $47,000                    $0

California Fund                    8/31/99                  $92,000                 $0                         $0
                                   8/31/98                  $134,000                $793,000                   $0
                                   8/31/97                  $129,000                $813,000                   $0

Florida Fund                       8/31/99                  $26,000                 $0                         $0
                                   8/31/98                  $28,000                 $90,000                    $0
                                   8/31/97                  $22,000                 $104,000                   $0

Ohio Fund                          8/31/99                  $5,000                  $0                         $0


                                       42

                                                                                    Commissions           Commissions Paid
                                                      Commissions Retained          Underwriter               To Kemper
Class A Shares                 Fiscal Year Ended         by Underwriter          Paid to All Firms        Affiliated Firms
--------------                 -----------------         --------------          -----------------        ----------------

                                   8/31/98                  $8,000                  $44,000                    $0
                                   8/31/97                  $11,000                 $77,000                    $0

New York Fund                      8/31/99                  $22,000                 3,000                      $0
                                   8/31/98                  $47,000                 $178,000                   $0
                                   8/31/97                  $42,000                 $219,000                   $0



Class B and C Shares. Each Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

Expenses of the Funds and of KDI in connection with the Rule 12b-1 plans for the Class B and Class C Shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

For its services under the distribution agreement, KDI receives a fee from each Trust, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class B shares. This fee, pursuant to the Rule 12-b1 Plan. is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the distribution agreement, KDI receives a fee from each Trust pursuant to the Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Trust. KDI also receives any contingent deferred sales charges. See "Purchase, Repurchase and Redemption of Shares Contingent Deferred Sales Charges Class C Shares".

                                                                                            Other Distribution Expenses Paid by KDI
                                                                                            ---------------------------------------
                                  Contingent                  Commissions
                     Distribution  Deferred       Total         Paid By
                      Fees Paid      Sales     Commissions     KDI to KDI  Advertising               Marketing   Misc.
Class B      Fiscal    by Fund      Charges    Paid by KDI    Affiliated       and       Prospectus  and Sales   Operating  Interest
Shares        Year     to KDI     Paid to KDI    to Firms        Firms      Literature    Printing    Expenses    Expenses  Expenses
------        ----     ------     -----------    --------        -----      ----------    --------    --------    --------  --------


Municipal     1999     $597,767     $209,995     $532,611      $0          $61,664       $6,801      $157,616    $33,259    $391,480
   Fund
Intermediate  1999     $38,277      $57,047      $75,305       $0          $7,016        $764        $17,472     $9,314     $43,822
   Municipal
   Fund
California    1999     $284,154     $103,037     $361,948      $0          $36,854       $4,299      $98,907     $26,424    $190,980
   Fund
Florida Fund  1999     $50,197      $19,524      $77,818       $0          $5,680        $647        $14,826     $12,973    $30,184
New York      1999     $99,902      $21,523      $166,454      $0          $12,017       $1,129      $32,842     $14,399    $71,536
   Fund
Ohio Fund     1999     $93,843      $28,137      $150,027      $0          $11,349       $1,268      $31,307     $15,809    $64,669


                                                                                             Other Distribution Expenses Paid by KDI
                                                                                             ---------------------------------------
                                   Contingent                Commissions
                      Distribution  Deferred       Total       Paid By
                       Fees Paid      Sales     Commissions   KDI to KDI  Advertising               Marketing  Misc.
Class B       Fiscal    by Fund      Charges    Paid by KDI  Affiliated       and       Prospectus  and Sales  Operating  Interest
Shares         Year     to KDI     Paid to KDI    to Firms      Firms      Literature    Printing    Expenses   Expenses  Expenses
------         ----     ------     -----------    --------      -----      ----------    --------    --------   --------  --------


Municipal     1998      $511,000     $92,000      $716,000    $0            $75,663       $6,558      $158,274   $38,132    $331,385
   Fund
Intermediate  1998      $38,000      $11,000      $59,000     $0            $6,609        $574        $13,524    $14,204    $31,502
   Municipal
   Fund
California    1998      $231,000     $52,000      $386,000    $0            $41,766       $3,642      $87,612    $22,658    $167,704
   Fund
Florida Fund  1998      $41,000      $4,000       $52,000     $0            $6,761        $625        $14,559    $13,021    $29,307
New York      1998      $83,000      $14,000      $100,000    $0            $10,894       $950        $22,688    $14,257    $59,407
   Fund
Ohio Fund     1998      $75,000      $24,000      $92,000     $0            $10,297       $907        $21,887    $15,258    $58,545


                                                                                             Other Distribution Expenses Paid by KDI
                                                                                             ---------------------------------------
                                   Contingent                Commissions
                      Distribution  Deferred       Total       Paid By
                       Fees Paid      Sales     Commissions   KDI to KDI  Advertising               Marketing  Misc.
Class B       Fiscal    by Fund      Charges    Paid by KDI  Affiliated       and       Prospectus  and Sales  Operating  Interest
Shares         Year     to KDI     Paid to KDI    to Firms      Firms      Literature    Printing    Expenses   Expenses  Expenses
------         ----     ------     -----------    --------      -----      ----------    --------    --------   --------  --------



Municipal     1997     $391,000     $88,000      $637,000      $    0        $108,000   $8,000      $271,000    $39,000     $248,000
   Fund
Intermediate  1997     $ 32,000     $17,000      $ 25,000      $    0        $  6,000   $    0      $ 14,000    $13,000     $ 26,000
   Municipal
   Fund
California    1997     $166,000     $46,000      $367,000      $    0        $ 60,000   $4,000      $150,000    $26,000     $120,000
   Fund


                                       44

                                                                                             Other Distribution Expenses Paid by KDI
                                                                                             ---------------------------------------
                                   Contingent                Commissions
                      Distribution  Deferred       Total       Paid By
                       Fees Paid      Sales     Commissions   KDI to KDI  Advertising               Marketing  Misc.
Class B       Fiscal    by Fund      Charges    Paid by KDI  Affiliated       and       Prospectus  and Sales  Operating  Interest
Shares         Year     to KDI     Paid to KDI    to Firms      Firms      Literature    Printing    Expenses   Expenses  Expenses
------         ----     ------     -----------    --------      -----      ----------    --------    --------   --------  --------

Florida Fund  1997     $ 27,000     $ 5,000      $ 64,000      $    0        $  7,000   $    0      $ 18,000    $12,000     $ 20,000
New York      1997     $ 67,000     $ 9,000      $118,000      $    0        $ 21,000   $2,000      $ 53,000    $16,000     $ 47,000
   Fund
Ohio Fund     1997     $ 63,000     $28,000      $111,000      $    0        $ 18,000   $1,000      $ 44,000    $20,000     $ 48,000


                                                                                             Other Distribution Expenses Paid by KDI
                                                                                             ---------------------------------------
                                   Contingent                Commissions
                      Distribution  Deferred       Total       Paid By
                       Fees Paid      Sales     Commissions   KDI to KDI  Advertising               Marketing  Misc.
Class C       Fiscal    by Fund      Charges    Paid by KDI  Affiliated       and       Prospectus  and Sales  Operating  Interest
Shares         Year     to KDI     Paid to KDI    to Firms      Firms      Literature    Printing    Expenses   Expenses  Expenses
------         ----     ------     -----------    --------      -----      ----------    --------    --------   --------  --------



Municipal     1999     $76,642    $5,198       $71,321          $0        $12,181       $1,763      $28,199     $9,912      $28,980
   Fund
Intermediate  1999     $18,198    $1,779       $23,454          $0        $4,848        $650        $16,128     $6,894      $9,497
   Municipal
   Fund
California    1999     $38,304    $5,183       $43,024          $0        $6,840        $883        $15,111     $6,878      $9,744
   Fund
Florida Fund  1999     $6,997      $0          $8,349           $0        $1,878        $202        $7,261      $4,795      $4,694
New York      1999     $30,926    $333         $35,559          $0        $3,848        $670        $13,515     $5,716      $13,917
   Fund
Ohio Fund     1999     $8,984     $415         $11,956          $0        $2,511        $263        $8,571      $5,247      $5,162


                                                                                             Other Distribution Expenses Paid by KDI
                                                                                             ---------------------------------------
                                   Contingent                Commissions
                      Distribution  Deferred       Total       Paid By
                       Fees Paid      Sales     Commissions   KDI to KDI  Advertising               Marketing  Misc.
Class C       Fiscal    by Fund      Charges    Paid by KDI  Affiliated       and       Prospectus  and Sales  Operating  Interest
Shares         Year     to KDI     Paid to KDI    to Firms      Firms      Literature    Printing    Expenses   Expenses  Expenses
------         ----     ------     -----------    --------      -----      ----------    --------    --------   --------  --------



Municipal     1998     $55,000    $5,000       $62,000       $0            $15,528       $1,308      $31,058     $17,514     $24,052
   Fund
Intermediate  1998     $5,000     $0           $7,000        $0            $1,875        $148        $3,797      $9,412      $6,693
   Municipal
   Fund
California    1998     $28,000    $2,000       $32,000       $0            $6,312        $390        $13,253     $11,488     $7,115
   Fund
Florida Fund  1998     $5,000     $0           $4,000        $0            $874          $57         $1,943      $9,802      $3,744
New York      1998     $24,000    $2,000       $28,000       $0            $7,733        $571        $15,839     $12,715     $11,176
   Fund
Ohio Fund     1998     $5,000     $0           $7,000        $0            $2,620        $188        $5,025      $10,701     $3,664


                                                                                             Other Distribution Expenses Paid by KDI
                                                                                             ---------------------------------------
                                   Contingent                Commissions
                      Distribution  Deferred       Total       Paid By
                       Fees Paid      Sales     Commissions   KDI to KDI  Advertising               Marketing  Misc.
Class C       Fiscal    by Fund      Charges    Paid by KDI  Affiliated       and       Prospectus  and Sales  Operating  Interest
Shares         Year     to KDI     Paid to KDI    to Firms      Firms      Literature    Printing    Expenses   Expenses  Expenses
------         ----     ------     -----------    --------      -----      ----------    --------    --------   --------  --------



Municipal     1997     $35,000      $2,000     $35,000       $      0      $16,000       $1,000      $40,000     $14,000     $17,000
   Fund
Intermediate  1997     $ 6,000    $2,000       $ 6,000       $      0      $ 4,000       $    0      $ 9,000     $13,000     $ 4,000
   Municipal
   Fund
California    1997     $10,000      $ 0        $ 9,000       $      0      $ 5,000       $    0      $12,000     $11,000     $ 5,000
   Fund
Florida Fund  1997     $ 3,000      $ 0        $ 3,000       $      0      $ 2,000       $    0      $ 6,000     $10,000     $ 2,000
New York      1997     $16,000      $ 0        $20,000       $      0      $10,000       $1,000      $26,000     $13,000     $ 7,000
   Fund
Ohio Fund     1997     $ 3,000    $1,000       $ 4,000       $      0      $ 1,000       $    0      $ 4,000     $ 6,000     $ 2,000





--------------
 *   From 11/1/94 to 9/30/95.

**   From 3/15/95 to 8/31/95.

Rule 12b-1 Plan.

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.



Each distribution agreement and Rule 12-b1 Plan continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement or Plan. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Trust or by KDI upon 60 days notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the Investment Company Act of 1940. The Rule 12b-1 Plan may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.



ADMINISTRATIVE SERVICES. Administrative services are provided to each Trust under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between Scudder Kemper and the Trusts, including the payment of service fees. For the services under the administrative agreement, each Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of each class of the Fund.

KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of a Trust. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Trust, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of (a) up to 0.10% of the net assets in Trust accounts that it maintains and services attributable to Class A shares acquired prior to October 1, 1993, and (b) up to 0.25% of the net assets in Trust accounts that it maintains and services attributable to Class A shares acquired on or after October 1, 1993, in each case commencing with the month after investment. The Fund and KDI further agree that the administrative service fee will be computed at an annual rate of 0.15 of 1% based upon the assets with respect to which KDI provides administrative services. Notwithstanding the foregoing, the administrative service fee with respect to Class A Shares shall be paid at an annual rate of (a) 0.10 of 1% of net assets of those accounts in the Fund attributable to such shares acquired prior to October 1, 1993, and (b) 0.15 of 1% of net assets of those accounts in the Fund attributable to such shares acquired on or after October 1, 1993.With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Trust. Firms to which service fees may be paid include broker-dealers affiliated with KDI. The administrative services fee may be increased to an annual rate of 0.25% of average daily net assets of any class of the Trust in the discretion of the Board of Trustees and without shareholder approval.

The following information concerns the administrative services fee paid by each Fund for the fiscal years ended 1998, 1997 and 1996:

                                                                        Total Service Fees          Service Fees Paid
                                                                              Paid by                by Administrator
                                          Administrative                   Administrator                to Kemper
                                    Service Fees Paid by Fund               to Firms                 Affiliated Firms
                                    -------------------------               --------                 ----------------

                    Fiscal
Fund                 Year      Class A       Class B       Class C
----                 ----      -------       -------       -------


Municipal            1999    $5,532,610     $193,203     $25,094            $5,753,646                      $0
Intermediate         1999     $43,217       $12,311       $5,525              $60,682                       $0
   Municipal
California           1999    $1,759,174     $93,621      $12,294            $1,864,829                      $0
Florida              1999     $185,832      $16,590       $2,413             $204,834                       $0
New York             1999     $497,646      $33,337      $10,330             $541,216                       $0
Ohio                 1999     $74,612       $31,198       $3,044             $108,830                       $0


                                                                        Total Service Fees          Service Fees Paid
                                                                              Paid by                by Administrator
                                          Administrative                   Administrator                to Kemper
                                    Service Fees Paid by Fund               to Firms                 Affiliated Firms
                                    -------------------------               --------                 ----------------

                    Fiscal
Fund                 Year      Class A       Class B       Class C
----                 ----      -------       -------       -------


Municipal            1998      $5,474,00     $170,000      $18,000            $5,694,000                  $16,000
Intermediate                   $32,000       $11,000       $1,000             $57,000                     $0
   Municipal         1998
California           1998      $1,708,000    $76,000       $9,000             $1,806,000                  $0
Florida              1998      $178,000      $14,000       $1,000             $193,000                    $0
New York             1998      $490,000      $28,000       $8,000             $523,000                    $16,000
Ohio                 1998      $63,000       $25,000       $2,000             $92,000                     $0


                                                                        Total Service Fees          Service Fees Paid
                                                                              Paid by                by Administrator
                                          Administrative                   Administrator                to Kemper
                                    Service Fees Paid by Fund               to Firms                 Affiliated Firms
                                    -------------------------               --------                 ----------------

                    Fiscal
Fund                 Year      Class A       Class B       Class C
----                 ----      -------       -------       -------


Municipal            1997    $5,237,000      $130,000    $ 12,000              $5,402,000            $18,000
Intermediate
   Municipal         1997      $ 37,000      $ 10,000      $2,000              $   48,000            $     0
California           1997    $1,659,000      $ 55,000      $4,000              $1,726,000            $     0
Florida              1997      $179,000        $9,000      $1,000              $  191,000            $ 2,000
New York             1997      $491,000      $ 23,000      $5,000              $  522,000            $19,000
Ohio                 1997      $ 60,000      $ 21,000      $1,000              $   84,000            $     0



KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Trust. Currently, the administrative services fee payable to KDI is based only upon Trust assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fees that it receives from the Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Trust while this procedure is in effect will depend upon the proportion of Trust assets that is in accounts for which there is a firm of record, as well as, with respect to Class A shares, the date when shares representing such assets were purchased. The Board of Trustees of a Trust, in its discretion, may approve basing the fee to KDI on all Trust assets in the future. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Funds.

Certain trustees or officers of the Trusts are also directors or officers of Scudder Kemper or KDI as indicated under "Officers and Trustees."

CUSTODIAN AND SHAREHOLDER SERVICE AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Trusts. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Trusts. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 is the Trusts' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of each Trust and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to KSvC as follows: annual account fees of $14.00 ($23.00 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charges (Class B shares only), an asset based fee of 0.02% and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of each Trust. For the National Trust for the fiscal year ended September 30, 1999, IFTC remitted shareholder service fees in the amount of $1,591,000 __ to KSvC as Shareholder Service Agent. For the State Trust for the fiscal year ended August 31, 1999, IFTC remitted shareholder service fees in the amount of $618,000to KSvC as Shareholder Service Agent.


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. Each Trust's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on such Trust's annual financial statements, review certain regulatory reports and such Trust's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund.

BROKERAGE COMMISSIONS

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Funds' purchases and sales of fixed income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research and market statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchases or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Advisor may place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the  maximum  extent  feasible,  it is expected  that the Advisor  will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor, the Distributor will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund, and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

The Trustees review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

The table below shows approximate brokerage commissions paid by each Fund then existing for the last three fiscal years and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.


                                          Allocated to
                                         Firms Based on
                                          Research in
Fund                   Fiscal 1999        Fiscal 1999          Fiscal 1998
----                   -----------        -----------          -----------


Municipal              282,468           94.12%                $3,048,000                  $5,069,000
Intermediate           $0                  0%                  $13,000                     $   32,000

California             $89,658           94.03%                $1,464,000                  $1,463,000
Florida                $8,124            93.21%                $146,000                    $  204,000
New York               $26,862            100%                 $701,000                    $  594,000
Ohio                   $300               100%                 $49,000                     $   48,000


PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. When placing purchase orders, investors must specify whether the order is for Class A, Class B, Class C or Class I shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                                     Annual 12b-1 Fees
                                                     (as a % of average daily
                  Sales Charge                       net assets)                Other Information
                  ------------                       -----------                -----------------

Class A           Maximum initial sales              None                       Initial sales charge
                  Charge of 4.5% (2.75%                                         waived or reduced for
                  Intermediate Municipal                                        certain purchases
                  Fund only) of the public
                  Offering price

Class B           Maximum contingent deferred        0.75%                      Shares convert to Class
                  Sales charge of 4% of                                         A shares six years
                  Redemption proceeds;                                          after issuance
                  Declines to zero after
                  six years

Class C           Contingent deferred sales          0.75%                      No conversion feature
                  Charge of 1% of redemption
                  Proceeds for redemptions
                  Made during first year
                  After purchase

                                       50


Class I           None                               None



The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. The Trusts allocate net investment income for each Fund to those shares for which the Trust has received payment. To begin accruing dividends as soon as possible, purchasers may wire payment to the Trust's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

Share certificates are issued only on request to the Fund and may not be available for certain types of accounts. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                                        Sales Charge
                                                                                        Allowed to
                                                                                        Dealers as a
                                                                       As               Percentage
                                            As a Percentage            Percentage of    of
                                            of Offering                Net Asset        Offering
Amount of Purchase                          Price                      Value*           Price

All Funds except Intermediate Municipal Fund
Less than $100,000                          4.50%                      4.71%            4.00%
$100,000 but less than $250,000             3.50                       3.63             3.00
$250,000 but less than $500,000             2.60                       2.67             2.25
$500,000 but less than $1 million           2.00                       2.04             1.75
$1 million and over                         0.00**                     0.00**           ***

Intermediate Municipal Fund Only
Less than $100,000                          2.75                       2.83             2.25
$100,000 but less than $250,000             2.50                       2.56             2.00
$250,000 but less than $500,000             2.00                       2.04             1.75
$500,000 but less than $1 million           1.50                       1.52             1.25
$1 million and over                         0.00**                     0.00**           ***

*        Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***      Commissions payable by KDI as discussed below.

Class A shares of a fund may be purchased at net asset value by:

o shareholders in connection with the investment or reinvestment of incomeand capital gain dividends

o    any purchaser with Kemper Funds investment totals of at least $1,000,000

o unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs

o officers, trustees, directors, employees (including retirees) and sales representatives of a fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families or any trust, pension, profit-sharing or other benefit plan for such persons

o persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm

o    registered  representatives and employees of broker-dealers  having selling
     group   agreements  with  Kemper   Distributors  or  any  trust,   pension,
     profit-sharing or other benefit plan for such persons

o    officers, directors, and employees of service agents of the funds

o members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL)

o selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the funds pursuant to an agreement with Kemper Distributors or one of its affiliates

o certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with Kemper Distributors, for themselves or members of their families

o in connection with the acquisition of the assets of or merger or consolidation with another investment company

o shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families or any trust, pension, profit-sharing or other benefit plan for such persons

o persons who purchase shares of the fund through Kemper Distributors as part of an automated billing and wage deduction program administered by RewardsPlus of America

o through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by Kemper Distributors, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services.

The Trusts receive the entire net asset value of all Class A shares sold. KDI, the Trusts' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value by any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features" (the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege for certain Kemper Mutual Funds other than the Funds also applies to purchases by certain participant-directed retirement plans as described in the prospectuses for those Kemper Mutual Funds. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of each Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above and including Class R shares of certain Scudder Funds. No compensation will be paid pursuant to this paragraph with respect to plans within the KemStar(TM) program. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable (including the purchase of Class A shares of the Cash Reserves Fund).

Effective on February 1, 1996, Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of each Trust, its Advisor, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Trusts, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families, and (d) any trust or pension, profit sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase Fund Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Trusts. The Trusts may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gains dividends.

Class A shares of the Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of the Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See " Investment Advisor and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Purchase, Repurchase or Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See " Investment Advisor and Underwriter."

GENERAL. As described herein, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Trust determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of a Trust's portfolio securities at the time.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Trust at the applicable net asset value per share of such Fund as described herein.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies in sales and sales related efforts.

A Trust may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Trust's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Trust's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to

Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.

The Funds have authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI") to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Funds' shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of each Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Funds at any time for any reason.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require a Trust to redeem his or her shares. When shares are held for the account of a shareholder by the Trusts' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed requested accompanied by any outstanding share certificates in proper form for transfer. When a Trust is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, Express-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Trust of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares Initial Sales Charge Alternative-Class A Shares") and the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge-Class B Shares" above), and the redemption of Class C Shares within the first year following purchase may be subject to a contingent deferred sales charge (See "Contingent Deferred Sales Charge-Class C Shares" below).

Because of the high cost of maintaining small accounts, a Fund may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor guardian and custodial account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming of shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Trusts reserve the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which a Trust has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if Scudder Kemper deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Trusts are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Trusts currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire or wire transfer or this redemption privilege. The Trusts reserve the right to terminate or modify this privilege at any time.

CONTINGENT  DEFERRED  SALES  CHARGE--LARGE  ORDER  NAV  PURCHASE  PRIVILEGE.   A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemption of shares of a shareholder (including a registered joint owner) who has died; (b) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (c) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (d) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.


---------------------------------- ---------------------------------------
Year of Redemption After Purchase           Contingent Deferred
                                                Sales Charge
---------------------------------- ---------------------------------------

                            First                 Up to 4%
---------------------------------- ---------------------------------------

                           Second                 Up to 3%
---------------------------------- ---------------------------------------

                            Third                 Up to 3%
---------------------------------- ---------------------------------------

                           Fourth                 Up to 2%
---------------------------------- ---------------------------------------

                            Fifth                 Up to 2%
---------------------------------- ---------------------------------------

                            Sixth                 Up to 1%
---------------------------------- ---------------------------------------



The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner) and (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features-Systematic Withdrawal Plan" below).

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner) and (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features-Systematic Withdrawal Plan").

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1998 will be eligible for the second year's charge if redeemed on or after December 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of the Trusts or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Trusts or of the other listed Kemper Mutual Funds. A shareholder of a Fund or any other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Trusts or of the other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Fund's shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES

CLASS A SHARES--COMBINED PURCHASES. Class A shares of any Fund may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Adjustable Rate U.S. Government Fund, Kemper Aggressive Growth Fund, Kemper Asian Growth Fund, Kemper Blue Chip Fund, Kemper California Tax-Free Income Fund, Kemper Cash Reserves Fund, Kemper Contrarian Fund, Kemper Diversified Income Fund, Kemper Emerging Markets Growth Fund, Kemper Emerging Markets Income Fund, Kemper New Europe Fund, Kemper Florida Tax-Free Income Fund, Kemper Global Blue Chip Fund, Kemper Global Income Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper High Yield Opportunity, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+
Portfolio, Kemper Horizon 5 Portfolio, Kemper Income And Capital Preservation Fund, Kemper Intermediate Municipal Bond, Kemper International Fund, Kemper
International Growth and Income Fund, Kemper Large Company Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Latin America Fund, Kemper Municipal Bond Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund, Kemper Quantitative Equity Fund, Kemper Research Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Target 2010 Fund, Kemper Retirement Fund -- Series II, Kemper Retirement Fund -- Series III, Kemper Retirement Fund -- Series IV, Kemper Retirement Fund -- Series V, Kemper Retirement Fund -- Series VI, Kemper Retirement Fund -- Series VII, Kemper Short-Intermediate Government Fund, Kemper Small Cap Value Fund, Kemper Small Cap Value+Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Small Capitalization Equity Fund, Kemper Small Cap Relative Value Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Government Securities
Fund, Kemper U.S. Growth and Income Fund, Kemper U.S. Mortgage Fund, Kemper Value+Growth Fund, Kemper Worldwide 2004 Fund, Kemper-Dreman High Return Equity Fund, Kemper-Dreman Financial Services Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as "Kemper Mutual Funds," (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such sub-account record keeping system.

CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as above, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through KDI may have special provisions regarding payment of any increased sales charge resulting from a failure to satisfy the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares of any Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of a Fund's shares being purchased the value of all Class A shares of the Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset value. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features-Class A Shares-Combined Purchases" may be exchanged for each other at their relative net asset value. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.


General. Effective June 1, 1999, in addition to the current limits on exchanges of shares with a value over $1,000,000, shares of a Kemper Fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days if, in the Advisor's judgement, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefore may be subject tothe 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability under

"Purchase, Repurchase and Redemption of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-TRANSFER. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts.

BANK DIRECT DEPOSIT. A shareholder may purchase additional Fund shares through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50, maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Trust and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Trust may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. A Trust may terminate or modify this privilege at any time.

PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Trust is not responsible for the efficiency of the employer or government agency making the payment or any financial institution transmitting payment.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Trusts will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Trusts.

ADDITIONAL TRANSACTION INFORMATION

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms who sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of such Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value of such Fund effective on that day ("trade date"). The Trusts reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trusts' transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive
compensation  from  the  Trusts  through  the  Shareholder   Service  Agent  for
recordkeeping  and  other  expenses  relating  to  these  nominee  accounts.  In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Trusts through the Shareholder Service Agent for these services.

The Trusts reserve the right to withdraw all or any part of the offering made herein and to reject purchase orders. Also, from time to time, the Trusts may temporarily suspend the offering of any class of the shares of a Fund to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.

OFFICERS AND TRUSTEES

The officers and trustees of the Trusts, their birthdates, their principal occupations and their affiliations, if any, with Scudder Kemper, the Trusts' Advisor and KDI, the Trusts' principal underwriter, are as follows:

JOHN W. BALLANTINE (2/16/46), Trustee, 1500 North Lake Shore Drive, Chicago, Illinois; First Chicago NBD Corporation/The First National Bank of Chicago:
1996-1998 Executive Vice President and Chief Risk Management Officer; 1995-1996 Executive Vice President and Head of International Banking; 1992-1995 Executive Vice President, Chief Credit and Market Risk Officer.

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L.  DUNAWAY  (3/8/37),  Trustee,  7515  Pelican  Bay  Boulevard,  Naples,
Florida; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 1530 North State Parkway, Chicago, Illinois; Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S.
Department of Justice; Director, Bethlehem Steel Corp.

WILLIAM P. SOMMERS (7/22/33), Trustee, 24717 Harbour View Drive, Ponte Vedra Beach, Florida; Consultant and Director, SRI Consulting; formerly President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)(retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

THOMAS W. LITTAUER (4/26/55), Trustee, Chairman and Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

MARK S. CASADY  (9/21/60),  President*,  345 Park  Avenue,  New York,  New York;
Managing  Director,  Adviser;  formerly,   Institutional  Sales  Manager  of  an
unaffiliated mutual fund distributor.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Adviser.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

ROBERT C. PECK, JR. (10/1/46), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN  E. KANE  (2/14/62),  Assistant  Secretary*,  Two  International  Place,
Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

Kemper National Tax-Free Income Series:

ROBERT C. PECK, JR. (10/1/46), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

ASHTON P. GOODFIELD (10/3/63), Senior Vice President, Two International Place, Boston, Massachusetts; Vice President, Adviser.

Kemper State Tax-Free Income Series:ROBERT C. PECK, JR. (10/1/46), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

*    Interested persons as defined in the Investment Company Act of 1940.


The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Trust's 1998 fiscal year.

                                         Aggregate
                                  Compensation from Funds                Pension or                       Total
                                  -----------------------                Retirement                    Compensation
                                                                      Benefits Accrued                  from Trusts
Name of Trustee              National Trust      State Trust      As Part of Fund Expenses          Paid to Trustees**
---------------              --------------      -----------      ------------------------          ------------------


John W. Ballantine                $1,700           $1,400                   $0                              $1,400
Lewis A. Burnham                  $4,800           $4,600                   $0                            $126,100
Donald L. Dunaway*                $5,200           $4,900                   $0                            $135,000
Robert B. Hoffman                 $4,500           $4,000                   $0                            $116,100
Donald R. Jones                   $4,300           $3,900                   $0                            $129,600
Shirley D. Peterson               $4,500           $4,200                   $0                            $108,800
William P. Sommers                $4,500           $4,200                   $0                            $108,800



----------------
* Pursuant to deferred compensation agreements with the Kemper funds, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred famounts and interest accrued through August 31, 1999 and September 30, 1999 are $44,700 and $31,300 for Mr. Dunaway from National and State Trusts, respectively.

** Includes compensation for service on the boards of 25 Kemper funds with 41 fund portfolios. Each trustee currently serves as a trustee of 27 Kemper funds with 46 fund portfolios.
As of November 30, 1999, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund. No person owned of record 5% or more of the outstanding shares of any class of any Fund, except that the following owned of record shares of the following Funds:

Kemper Intermediate Municipal Bond

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
                ----                                -----                             ----------
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     A                                  6.22
FBO William Twaddell
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          A                                 13.50
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------


                                       63

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
                ----                                -----                             ----------
------------------------------------- ----------------------------------- -----------------------------------
First Union Securities                                A                                  6.61
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------------------- -----------------------------------
GKEnterprises                                         A                                  6.23
15700 Lathrop Avenue
Harvey, IL  60426
------------------------------------- ----------------------------------- -----------------------------------
Woodstock A Partnership                               A                                  6.73
C/o Wood County Trust
P.O. Box 8000
Wisconsin Rapids, WI 54495
------------------------------------- ----------------------------------- -----------------------------------
Brian & Joan Johnson, JTWROS                          A                                  6.67
P.O. Box 400
Spooner, WI  54801
------------------------------------- ----------------------------------- -----------------------------------
Elsie Viles                                           B                                  6.25
P.O. Box 319
Augusta, ME  04332
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                 15.69
FBO Stan Daniel
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Jacqueline Burnett                                    B                                  5.22
24611 87th Avenue
Bellerose, NY  11426
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          B                                  8.32
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Merrill Lynch, Pierce, Fenner &                       B                                 14.14
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          C                                  9.84
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Merrill Lynch, Pierce, Fenner &                       C                                 13.18
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303
------------------------------------- ----------------------------------- -----------------------------------


                                       64

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
                ----                                -----                             ----------
------------------------------------- ----------------------------------- -----------------------------------
Karen West                                            C                                  6.41
15 Emerson Road
Severena Park, MD  21446
------------------------------------- ----------------------------------- -----------------------------------
Gregory, Kevin & Mark Fox, TTEE'S                     C                                  5.30
FBO Eugene & Mary Fox
709 Laurel Lane
Severena Park, MD  21146
------------------------------------- ----------------------------------- -----------------------------------
Dean Witter Reynolds                                  C                                 35.25
Mutual Funds Operations
5 World Trade Center
New York, NY  10048
------------------------------------- ----------------------------------- -----------------------------------

Kemper Municipal Bond

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
                ----                                -----                             ----------
------------------------------------- ----------------------------------- -----------------------------------
First Union Securities                                A                                  7.13
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                  8.77
FBO Joseph & Sharon Reel
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          B                                  7.84
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
First Union Securities                                B                                  5.57
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     C                                 11.47
FBO Joseph & Maria Checrallah
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          C                                 12.93
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------


                                       65

------------------------------------- ----------------------------------- -----------------------------------
Merrill Lynch, Pierce, Fenner &                       C                                  6.54
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303
------------------------------------- ----------------------------------- -----------------------------------
Dean Witter Reynolds                                  C                                 10.36
Mutual Funds Operations
5 World Trade Center
New York, NY  10048
------------------------------------- ----------------------------------- -----------------------------------

Kemper California Tax-Free Income

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
                ----                                -----                             ----------
------------------------------------- ----------------------------------- -----------------------------------
Smith Barney Inc.                                     A                                  7.20
Mutual Fund/Comm. Dept.
333 W. 34th Street
New York, NY  10001
------------------------------------- ----------------------------------- -----------------------------------
BHC Securities, Inc.                                  A                                  9.30
One Commerce Square
2005 Market Street
Philadelphia, PA  19103
------------------------------------- ----------------------------------- -----------------------------------
First Union Securities                                A                                  6.76
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------------------- -----------------------------------
Dean Witter Reynolds                                  A                                  7.82
Mutual Funds Operations
5 World Trade Center
New York, NY  10048
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                 12.00
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          B                                  6.88
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
BHC Securities, Inc.                                  B                                  7.63
One Commerce Square
2005 Market Street
Philadelphia, PA  19103
------------------------------------- ----------------------------------- -----------------------------------
First Union Securities                                B                                  9.65
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------------------- -----------------------------------


                                       66

------------------------------------- ----------------------------------- -----------------------------------
Dean Witter Reynolds                                  B                                  8.74
Mutual Funds Operations
5 World Trade Center
New York, NY  10048
------------------------------------- ----------------------------------- -----------------------------------
Helena G. Hale, TTEE                                  C                                  9.79
803 Paseo Alicante
Santa Barbara, CA 93103
------------------------------------- ----------------------------------- -----------------------------------
Merrill Lynch, Pierce, Fenner &                       C                                  5.71
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303
------------------------------------- ----------------------------------- -----------------------------------
Dean Witter                                           C                                  5.32
FBO Don & Julie Marchman, TTEE
P.O. Box 250 Church Street Station
New York, NY  10008
------------------------------------- ----------------------------------- -----------------------------------
Alfred & Dolores DeFrancesco                          C                                  7.48
Attn: Neil Woodruff
P.O. Box 605
Gilroy, CA  95021
------------------------------------- ----------------------------------- -----------------------------------
Wedbush Morgan Securities                             C                                 11.98
Accounting Department
P.O. Box 30014
Los Angeles, CA  90030
------------------------------------- ----------------------------------- -----------------------------------

Kemper Florida Tax-Free Income

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
                ----                                -----                             ----------
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     A                                  6.89
FBO George and Keng Yoke Olsen
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Merrill Lynch, Pierce, Fenner &                       A                                  9.59
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303
------------------------------------- ----------------------------------- -----------------------------------


                                       67

------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                 11.74
FBO Jane Gilbert
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          B                                 11.24
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
Albert & Fern Thompson, JTWROS                        B                                  5.28
526 Pendleton Drive
Venice, FL  34292
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     C                                 15.58
FBO Jane Gilbert
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Merrill Lynch, Pierce, Fenner &                       C                                 29.14
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303
------------------------------------- ----------------------------------- -----------------------------------
BHC Securities, Inc.                                  C                                 10.75
One Commerce Square
2005 Market Street
Philadelphia, PA  19103
------------------------------------- ----------------------------------- -----------------------------------
Southwest Securities, Inc.                            C                                 30.43
FBO Patricia Kaighin
Box 509002
Dallas, TX  75270
------------------------------------- ----------------------------------- -----------------------------------

Kemper New York Tax-Free Income

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
                ----                                -----                             ----------
------------------------------------- ----------------------------------- -----------------------------------
ABN Amro Chicago Corp.                                A                                  9.64
Mutual Funds Admin.
208 LaSalle Street
Chicago, IL  60604
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                 21.66
FBO Carmel & Pauline Grech
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------


                                       68

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
                ----                                -----                             ----------
------------------------------------- ----------------------------------- -----------------------------------
Merrill Lynch, Pierce, Fenner &                       B                                  5.06
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     C                                  6.34
FBO Augustino and Luciana Biondi
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
PaineWebber                                           C                                 17.35
FBO Diana Riklis
1020 Park Avenue
New York, NY  10028
------------------------------------- ----------------------------------- -----------------------------------
Advest Inc.                                           C                                 13.99
90 State House Square
Hartford, CT  06103
------------------------------------- ----------------------------------- -----------------------------------
Merrill Lynch, Pierce, Fenner &                       C                                 19.51
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303
------------------------------------- ----------------------------------- -----------------------------------

Kemper Ohio Tax-Free Income

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     A                                  8.20
FBO Nancy Young
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
First Union Securities                                A                                 27.91
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                  9.35
FBO Patricia Winkler
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------


                                       69

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                CLASS                             PERCENTAGE
                ----                                -----                             ----------
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          B                                  8.36
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
BHC Securities, Inc.                                  B                                 44.04
One Commerce Square
2005 Market Street
Philadelphia, PA  19103
------------------------------------- ----------------------------------- -----------------------------------
First Union Securities                                B                                  5.68
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------------------- -----------------------------------
Merrill Lynch, Pierce, Fenner &                       C                                 18.69
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303
------------------------------------- ----------------------------------- -----------------------------------
BHC Securities, Inc.                                  C                                 42.10
One Commerce Square
2005 Market Street
Philadelphia, PA  19103
------------------------------------- ----------------------------------- -----------------------------------
First Union Securities                                C                                 20.68
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------------------- -----------------------------------

Capital Structure

The National Trust was organized under the name "Kemper Municipal Bond Fund" as a business trust under the laws of Massachusetts on October 24, 1985 with a single investment portfolio. Effective January 31, 1986 the Municipal Trust, pursuant to a reorganization, succeeded to the assets and liabilities of Kemper Municipal Bond Fund, Inc., a Maryland corporation organized in 1977 as a successor to Kemper Municipal Bond Fund, Ltd., a Nebraska limited partnership organized in April 1976. Effective November 1, 1994, the Trust changed its name to "Kemper National Tax-Free Income Series." Each National Fund is an open-end, diversified Fund.

The State Trust was organized under the name "Kemper California Tax-Free Income Fund" as a business trust under the laws of Massachusetts on October 24, 1985 with a single investment portfolio. Effective January 31, 1986, the Trust pursuant to a reorganization succeeded to the assets and liabilities of Kemper California Tax-Free Income Fund, Inc., a Maryland corporation organized in 1983. On July 27, 1990, the Trust changed its name to "Kemper State Tax-Free Income Series" and changed the name of its initial portfolio to "Kemper California Tax-Free Income Fund." The predecessor to the New York Fund, also named "Kemper New York Tax-Free Income Fund," was organized as a business trust under the laws of Massachusetts on August 9, 1985. Prior to May 28, 1988, that investment company was known as "Tax-Free Income Portfolios" and it offered two series of shares, the National Portfolio and the New York Portfolio. Pursuant to a reorganization on May 27, 1988, the National Portfolio was terminated and the New York Portfolio continued as the sole remaining series of Kemper New York Tax-Free Income Fund, which was reorganized into the New York Fund as a series of the State Trust on July 27, 1990. Each State Fund is an open-end, non-diversified Fund.

Each Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Funds," all having no par value, which may be divided by the Board of Trustees into classes of shares. Currently, the National Trust has two Funds that offer four classes of shares and the State Trust has eight Funds that offer three classes of shares. These are Class A, Class B and Class C shares, as well as (for the National Trust only) Class I shares, which have different expenses, which may affect performance, and that are available for purchase exclusively by the following investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans)of Scudder Kemper and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in the National Funds: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1,000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by Scudder Kemper that invest primarily in other investment companies. The Board of Trustees of either Trust may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objective, policies and restrictions.

Since the Trusts may offer multiple Funds, each is known as a "series company." Shares of each Fund of a Trust have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Fund's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Fund. Shares of each Trust are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trusts are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of each Trust, shareholders may remove trustees. Shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

Each Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of each Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of the Trust, a Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) a Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust of each Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of independent auditors. Some matters requiring a larger vote under the Declaration of Trust of a Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust of each Trust specifically authorizes the Board of Trustees to terminate the Trust or any Fund or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declaration of Trust of each Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust of each Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

APPENDIX -- RATINGS OF INVESTMENTS

The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal bonds are Aaa, Aa, A and Baa. Municipal bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. The Aaa and Aa rated municipal bonds comprise what are generally known as "high grade bonds." Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Municipal bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest coverage and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Municipal bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Municipal bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The four highest ratings of Standard & Poor's Corporation ("S&P") for municipal bonds are AAA, AA, A and BBB. Municipal bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this capacity than for bonds in higher rated categories. Municipal bonds rated BB, B, CCC, CC or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating CI is reserved for income bonds on which no interest is being paid. Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

The four highest ratings of Fitch Investors Service, Inc. ("Fitch") for municipal bonds are AAA, AA, A and BBB. Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated C are in imminent default in payment of interest or principal. Bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

The four highest ratings of Duff & Phelps Credit Rating Co. ("Duff") for municipal bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by Duff to a debt obligation. They are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Bonds rated A have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. They have considerable volatility in risk during economic cycles. Bonds rated BB are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Bonds rated B are below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade. Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments. Bonds rated D are in default. The issuer failed to meet scheduled principal and/or interest payments.

The "debt securities" included in the discussions of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's. Corporate debt obligations rated AAA by S&P are "highest grade obligations." Obligations bearing the rating of AA also qualify as "high grade obligations" and "in the majority of instances differ from AAA issues only in small degree." Corporate debt obligations rated A by S&P are regarded as "upper medium grade" and have "considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions." The Moody's corporate debt ratings of Aaa, Aa and A do not differ materially from those set forth above for municipal bonds.

Taxable or tax-exempt commercial paper ratings of A-1 or A-2 by S&P and P-1 or P-2 by Moody's are the highest paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings.

Subsequent to its purchase by a Fund, an issue of Municipal Securities or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but KFS will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P, Moody's, Fitch or Duff for municipal bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in municipal bonds or temporary investments in accordance with the investment policies contained herein.